UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                   Investment Company Act File Number: 811-66



                          American Balanced Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (415) 421-9360

                   Date of fiscal year end: December 31, 2004

                   Date of reporting period: December 31, 2004





                                 Patrick F. Quan
                                    Secretary
                          American Balanced Fund, Inc.
                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

AMERICAN BALANCED FUND

[photo of a tulip farm with a barn and trees in the background]

Annual report for the year ended December 31, 2004

AMERICAN BALANCED FUND(R) seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 5.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Contents

Letter to shareholders                                                         1
The value of a long-term perspective                                           2
Helping to achieve your goals                                                  4
Summary investment portfolio                                                  10
Financial statements                                                          14
Board of Directors and officers                                               28
What makes American Funds different?                                  back cover

Please see page 3 for Class A share average annual total returns with relevant sales charges deducted. Other share class results and important information can be found on page 25.

The fund's 30-day yield for Class A shares as of January 31, 2005, calculated in accordance with the Securities and Exchange Commission formula, was 1.95%, which reflects a fee waiver (1.94% without the fee waiver). The fund's distribution rate for Class A shares as of that date was 1.87%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

The return of principal for the bond holdings in American Balanced Fund is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings.

American Balanced Fund results over the past 29 years*
(yearly returns through December 31)

                                    Value of               Income                 Total
                                    principal              return                return+

1976                                 +20.0%                 +6.0%                +26.0%
1977                                  -4.5                  +5.2                  +0.7
1978                                  +0.6                  +5.6                  +6.2
1979                                  +1.6                  +6.0                  +7.6
1980                                  +7.1                  +7.3                 +14.4
1981                                  -3.5                  +7.9                  +4.4
1982                                 +20.8                  +8.6                 +29.4
1983                                  +8.4                  +7.7                 +16.1
1984                                  +2.2                  +7.2                  +9.4
1985                                 +22.3                  +6.8                 +29.1
1986                                 +10.9                  +6.0                 +16.9
1987                                  -2.3                  +6.3                  +4.0
1988                                  +6.6                  +6.3                 +12.9
1989                                 +14.9                  +6.6                 +21.5
1990                                  -7.3                  +5.7                  -1.6
1991                                 +18.6                  +6.1                 +24.7
1992                                  +4.4                  +5.1                  +9.5
1993                                  +6.3                  +5.0                 +11.3
1994                                  -4.2                  +4.5                  +0.3
1995                                 +22.4                  +4.7                 +27.1
1996                                  +9.2                  +4.0                 +13.2
1997                                 +17.1                  +3.9                 +21.0
1998                                  +7.5                  +3.6                 +11.1
1999                                  -0.1                  +3.6                  +3.5
2000                                 +12.0                  +3.9                 +15.9
2001                                  +4.5                  +3.7                  +8.2
2002                                  -9.0                  +2.7                  -6.3
2003                                 +20.2                  +2.6                 +22.8
2004                                  +6.8                  +2.1                  +8.9

Average annual total return for 29 full calendar years:                          +12.3%

*Full calendar years since Capital Research and Management Company became the fund's investment adviser on July 26, 1975.
+ Total return measures capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.

[photo of a tulip field with a barn and trees in the background]

FELLOW SHAREHOLDERS:

In 2004, American Balanced Fund produced a total return of 8.9%, essentially in line with the Lipper Balanced Funds Index, which had a total return of 9.0%. Stocks, as measured by Standard & Poor's 500 Composite Index, had a total return of 10.9%. U.S. investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index, provided a total return of 4.3%. The latter two indexes are unmanaged.

In marked contrast to the previous several years, stocks had a remarkably calm year in 2004. The S&P 500 remained within a very narrow range, and its 10.9% return was right in line with the long-term average of 10-11%.

A significant development during the year was the sharp rise in oil prices, which began the year at $33, rose to a high in the mid-$50 range and closed the year at $43. Despite the high level of oil prices, the U.S. economy continued to grow. Corporate earnings and profit margins continued very strong with earnings on the S&P 500 rising nearly 20%. The decline in the dollar affected earnings of U.S. multinationals favorably. Healthy corporate earnings should continue into 2005, though the rate of increase is expected to moderate significantly.

While overall stock market volatility was extraordinarily low, there was a wide disparity in results among industry groups. Oil and gas stocks were especially strong, benefiting from the sharp rise in oil prices during the year. Aerospace and defense stocks performed well given the difficult global environment. On the negative side, pharmaceutical and technology stocks detracted from results. Within the portfolio, we reduced our oil holdings a bit into strength, reflecting some concern about the sustainability of the price of oil. We added to pharmaceutical and technology stocks toward year-end, believing that the long-term prospects for these groups are generally favorable and that they now represent attractive values. In addition, we have generally been orienting the portfolio toward many high-quality, large-capitalization stocks. While this area was extremely overvalued five years ago, many of the stocks now seem to us to offer attractive opportunities for growth at reasonable valuations.

The fund's bond holdings produced reasonable total returns. During the year, the Federal Reserve Board reacted to inflation fears and the strengthening economy by raising the federal funds rate in stages from 1.0% to 2.25%. In spite of the Fed's influence on short-term rates, long-term rates actually declined slightly. Of the fund's fixed-income portfolio, 44% was invested in corporate securities, 31% was invested in government obligations and 25% in mortgage- and asset-backed securities. During the year, the fund increased its holdings in government bonds and reduced its investments in corporate and mortgage-backed securities.

It is American Balanced Fund's policy to have between 50% and 75% invested in common stocks at all times. The percentage will vary based on our judgment of the relative attractiveness of equities, bonds and cash. During the year, we slightly increased our equity exposure to 68% from 65% and decreased our bond allocation to 28% from 30%. Cash holdings were 4%, down slightly from 5% a year ago.

Since its inception 72 years ago, the fund has approached the management of its investments as though they constituted the complete investment program of the prudent investor. Our report on page 4 discusses how companies and individual investors use the balanced fund approach as an important part of their retirement planning and why they chose American Balanced Fund.

We thank our long-term investors for their confidence in our fund and welcome the new shareholders who joined us this year.

Cordially,

/s/ Robert G. O'Donnell             /s/ J. Dale Harvey

Robert G. O'Donnell                 J. Dale Harvey
Chairman of the Board               President

February 8, 2005

For current information about the fund, visit americanfunds.com.

HOW AMERICAN BALANCED FUND HAS FARED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY AS INVESTMENT ADVISER

Since the fund invests in both stocks and bonds, its results should be weighed against a combination of stock and bond indexes.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

                                                                    Cumulative            Average annual
                                                                   total return            total return
for the period 7/26/1975-12/31/2004

American Balanced Fund                                               +2,952.2%                +12.3%
Lipper Balanced Funds Index*                                         +2,348.4%                +11.5%
Standard & Poor's 500 Composite Index                                +3,475.3%                +12.9%
Lehman Brothers Aggregate Bond Index+                                +1,176.1%                 +9.0%

Figures assume reinvestment of all distributions.

The S&P 500 and the Lehman Brothers Aggregate Bond Index are unmanaged.

*The Lipper  Balanced  Funds Index lifetime  return is calculated  from July 31,
1975.

+ The Lehman Brothers Aggregate Bond Index did not exist until December
  31, 1975. For the period July 31, 1975, to December 31, 1975, Lehman Brothers Government/Credit Bond Index (formerly known as Lehman Brothers
  Government/Corporate Bond Index) was used.


THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

This chart shows how a hypothetical $10,000 investment in American Balanced Fund grew from July 26, 1975 -- when Capital Research and Management Company became the fund's investment adviser -- to December 31, 2004.

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.(1) Thus, the net amount invested was $9,425.(2)

As you can see, the investment grew to $287,587 with all distributions reinvested. Since the fund invests in both stocks and bonds, it should not be surprising that its return lies between the unmanaged stock and bond indexes tracked on the chart.

The fund's year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have reinvested all your distributions and want to know how your investment has done since December 31, 1994. At that time, according to the table, the value of the investment illustrated here was $91,386. Since then, it has grown to $287,587. Thus, in the same period, the value of your 1994 investment -- regardless of size -- has more than tripled.

AVERAGE ANNUAL TOTAL RETURNS BASED ON A $1,000 INVESTMENT
(for periods ended December 31, 2004)*

CLASS A SHARES
reflecting 5.75% maximum sales charge

1 year                                         +2.69%
5 years                                        +8.18%
10 years                                      +11.49%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge at the beginning of the stated periods.

The fund's investment adviser is waiving a portion of its management fees. Results shown reflect the waiver. Please see the Financial Highlights table on page 22 or in the fund's prospectus for details.


$10,000 original investment

[Begin Mountain Chart]

                               American Balanced                               Lehman Brothers
Year ended                   Fund with dividends   S&P 500 with dividends       Aggregate Bond
December 31,2003                   reinvested(4)           reinvested (3)             Index(5)
original investment                    $10,000                  $10,000                $10,000
1975                                     9,948                   10,314                 10,558
1976                                    12,533                   12,782                 12,205
1977                                    12,620                   11,867                 12,576
1978                                    13,404                   12,647                 12,751
1979                                    14,427                   15,001                 12,997
1980                                    16,498                   19,869                 13,348
1981                                    17,224                   18,891                 14,182
1982                                    22,280                   22,961                 18,809
1983                                    25,869                   28,140                 20,381
1984                                    28,291                   29,905                 23,468
1985                                    36,527                   39,393                 28,655
1986                                    42,690                   46,746                 33,031
1987                                    44,406                   49,200                 33,940
1988                                    50,123                   57,349                 36,616
1989                                    60,915                   75,489                 41,937
1990                                    59,959                   73,142                 45,694
1991                                    74,765                   95,378                 53,006
1992                                    81,853                  102,634                 56,930
1993                                    91,080                  112,956                 62,480
1994                                    91,386                  114,442                 60,658
1995                                   116,179                  157,396                 71,864
1996                                   131,474                  193,510                 74,473
1997                                   159,131                  258,048                 81,663
1998                                   176,846                  331,786                 88,756
1999                                   182,974                  401,589                 88,027
2000                                   211,985                  365,037                 98,261
2001                                   229,339                  321,685                106,558
2002                                   214,967                  250,617                117,486
2003                                   264,029                  322,463                122,308
2004                                   287,587                  357,528                127,614

[end mountain chart]


Average annual total return for 29-1/2 years: 12.1%(4)

Year ended Dec. 31                     19756          1976         1977         1978         1979         1980

TOTAL VALUE
Dividends reinvested                    $305           594          657          709          800        1,050
Value at year-end(1)                  $9,948        12,533       12,620       13,404       14,427       16,498
AMBAL total return                    (0.5)%          26.0          0.7          6.2          7.6         14.4

Year ended Dec. 31                      1981          1982         1983         1984         1985         1986

TOTAL VALUE
Dividends reinvested                   1,303         1,474        1,724        1,852        1,911        2,202
Value at year-end(1)                  17,224        22,280       25,869       28,291       36,527       42,690
AMBAL total return                       4.4          29.4         16.1          9.4         29.1         16.9

Year ended Dec. 31                      1987          1988         1989         1990         1991         1992

TOTAL VALUE
Dividends reinvested                   2,709         2,779        3,283        3,457        3,683        3,815
Value at year-end(1)                  44,406        50,123       60,915       59,959       74,765       81,853
AMBAL total return                       4.0          12.9         21.5        (1.6)         24.7          9.5

Year ended Dec. 31                      1993          1994         1995         1996         1997         1998

Total value
Dividends reinvested                   4,072         4,132        4,336        4,685        5,168        5,780
Value at year-end(1)                  91,080        91,386      116,179      131,474      159,131      176,846
AMBAL total return                      11.3           0.3         27.1         13.2         21.0         11.1

Year ended Dec. 31                      1999          2000         2001         2002         2003         2004

TOTAL VALUE
Dividends reinvested                   6,427         7,213        7,791        6,294        5,568        5,540
Value at year-end(1)                 182,974       211,985      229,339      214,967      264,029      287,587

AMBAL total return                       3.5          15.9          8.2        (6.3)         22.8          8.9

(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The maximum initial sales charge was 8.5% prior to July 1, 1988.
(3) The S&P 500 cannot be invested in directly.
(4) Includes reinvested dividends of $101,313 and reinvested capital gain distributions of $92,574.
(5) The Lehman Brothers Aggregate Bond Index did not exist until December
    31, 1975. For the period July 31, 1975, to December 31, 1975, Lehman Brothers Government/Credit Bond Index (formerly known as Lehman Brothers Government/Corporate Bond Index) was used.
(6) For the period July 26, 1975 (when Capital Research and Management Company became the fund's investment adviser) through December 31, 1975.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

[photo of forks lined up on a counter]

HOW SHAREHOLDERS USE AMERICAN BALANCED FUND TO HELP ACHIEVE THEIR GOALS

Since their inception in the late 1920s, balanced funds have stood the test of time. They offer investors the opportunity to balance the growth potential of stocks with the income and stability of bonds. They also typically provide broad diversification and therefore tend to be less volatile than many other mutual funds.

After completing another year, it seems appropriate to find out how shareholders and companies use the attributes of American Balanced Fund (AMBAL) to help achieve their long-term goals.

"Typically, our shareholders' investment in American Balanced Fund is a core investment," says Robert O'Donnell, chairman of the fund. "We always keep in mind that we are putting someone's retirement funds or college savings on the line. The fund represents shareholders' hopes and dreams. We never forget that."

One reason the fund has been popular with participants in retirement plans is that "we approach the management of the fund's investments as though they constituted the complete investment program of a prudent investor," says Bob. "Many investors need both stocks and bonds in their portfolio, but they're often not sure how to allocate those assets. The fund's portfolio counselors make that allocation within prescribed limits based upon the relative attraction of stocks and bonds." We talked with companies and shareholders in Massachusetts, Illinois and California to see how they use AMBAL to help achieve their long-term goals. Here are their stories:

[photo of a person's gloved hand lining up silverware on a wooden tray]

[Begin Photo Caption]
[photo of Stephen Normandin among trays of silverware]
Stephen Normandin, chief financial officer,
Reed & Barton
[End Photo Caption]

ELEGANT SILVER SERVICE: REED & BARTON

Founded in Taunton, Massachusetts, in 1824 to manufacture Britannia tableware, Reed & Barton, a family-owned firm, is one of the oldest companies in the United States. The company has survived the Civil War, the two World Wars, the Great Depression, several recessions and silver price fluctuations of the 1980s. Product lines have shifted from pewter to sterling silver to stainless steel.

The company's history reflects the history of America. It has created medals for Olympic athletes and designed the knife for a President's inaugural cake. During World War II, the company played an unusual role in the war effort. It produced 1 million surgical instruments for the Army Medical Corps, 29 million forks and spoons for the armed forces and, with MIT, 100,000 radar corner reflectors. In the postwar years, Reed & Barton flourished selling sterling silver to new brides and homemakers and pursuing fashion tie-ins.

An emphasis on product quality and customer service can be traced back to Reed & Barton's early days, says Stephen Normandin, chief financial officer. An anecdote from company lore recalls Henry Reed's nephew asking if he could keep a slightly dented water pitcher as "a second." Mr. Reed threw the pitcher to the floor and said, "Young man, we don't make seconds here."

Once it became no longer price-effective to manufacture stainless steel in Taunton, the company began to increase importing stainless steel from Asia. Since the 1980s, the company has manufactured less product and focused more on product development and distribution. Its line today includes sterling and stainless flatware, sterling and plated hollowware, fine china, crystal and finely crafted boxes and chests.

Reed & Barton maintains its history of employee loyalty on which the company was built. Today multiple family members still work for the company, whose traditions include golf events and the "Quarter Century" and "Half Century" clubs for long-time employees. About 400 employees currently work at Reed & Barton.

[photo of worker sanding silver on a sanding machine]

[Begin Photo Caption]
[photo of Chad Reyburn, Jim Keck and Richard Castillo in a factory]
Left to right:
Chad Reyburn, mechanic;
Jim Keck, president,
Joliet Equipment Corp.;
Richard Castillo, mechanic
[End Photo Caption]

[Begin Sidebar]
Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[End Sidebar]

It is the company's concern for its employees' retirement that caused the firm to set up a defined benefits pension plan. About three years ago, Reed & Barton chose American Balanced Fund as the sole investment in the plan because of its solid, long-term record and balanced mix of stocks and bonds, Stephen says.

American Balanced Fund's results in the 2000-to-2002 bear market in stocks help to explain its appeal to retirement plan participants. From March 24, 2000, the stock market's high, to October 9, 2002, the cycle's low, Standard & Poor's 500 Composite Index produced a total return of -47.4%, the worst decline since the 1930s. In comparison, American Balanced Fund provided a total return of +4.2% (both figures assume reinvestment of dividends). In other words, the fund outpaced the S&P 500 by more than 50 percentage points. Bob points out, however, that he can't imagine that a relative result like that will ever occur again. "It can only be understood as occurring in the aftermath of perhaps the most speculative period in stock market history," he says.

KEEPING THE POWER RUNNING: JOLIET EQUIPMENT

If you didn't know better, you would think electricity ran through the veins of the boys in the William Keck family of Joliet, Illinois. Ever since William Keck, Sr., started fixing electric motors in his garage as a way of providing income for his family in the early 1930s, the Kecks have been in the electric motor service business.

[photo of an employee working on a motor part]

The business grew year after year, making the founding of Joliet Equipment Corporation possible in 1954. The Keck sons and grandsons continued to join the family business as it grew to become a nationally recognized provider of top quality new and used electric motors and repair services for heavy industry.

[photo of a motor]

[Begin Sidebar]
Jim Keck says he was concerned that the company find some way to give employees a balanced portfolio without forcing people to make "decisions in an area in which they knew very little." So the company selected American Balanced Fund as the default choice for its company contribution.
[End Sidebar]

Today, with William Keck's grandson Jim Keck as president of the company, Joliet Equipment now makes direct sales to customers around the world. "We do business on all of the continents except Antarctica," Jim says. The company now has an office in Houston and sells and services electric motors on oil drilling platforms worldwide. The 40 employees of the company are electric motor mechanics, parts cleaners, winders and welders, plus a small sales and administrative staff.

Joliet Equipment has had a 401(k) plan for employees since the late 1980s. About two years ago, the company decided to move to a self-directed plan and chose American Funds as its fund family. "The fund family's long-term record and consistent results attracted us," says Jim. Employees have the opportunity to choose from eight options.

Jim says he was concerned that the company find some way to give employees a balanced portfolio without forcing people to make "decisions in an area in which they knew very little." So the company selected American Balanced Fund as the default choice for its company contribution. If an employee can't make a decision, the company contribution will automatically default into AMBAL. As it has turned out, most employees have kept their accounts in AMBAL. One of the reasons, Jim explains, is that "employees are happy with the fund's record and its mixture of stocks and bonds." It also works well because of its focus on managing the fund as if it were the only investment program of a prudent investor, he says.

[photo of a motor]

DEVELOPING "FLYING" CAMERAS: CABLECAM INTERNATIONAL

Jim Rodnunsky's slogan is "If you can imagine it, we can shoot it." His company, Cablecam International of Granada Hills, California, films exciting movie sequences, commercials and live sporting events by positioning remote-controlled cameras from cables strung overhead. You've probably seen his work if you've watched the winter and summer Olympics, the Super Bowl, pro football, hockey, certain television commercials, and movies like "Cat Woman," "Van Helsing" and "Troy."

[photo of a man positioning a camera that is hanging from a cable]

[Begin Pull Quote]
"Jim is really focused on the Cablecam business," Lisa says. "Being in a good mutual fund like American Balanced Fund is highly important to us. We don't have to check it out on a daily basis."
[End Pull Quote]

[Begin Sidebar]
A historical view of the comparative total returns of stocks, bonds, the Lipper Balanced Funds Index and AMBAL.

STOCKS, BONDS AND BALANCE 1976-2004

                                                                                 Lipper          American
Total                                          U.S.             U.S.            Balanced         Balanced
returns                                       stocks            bonds          Funds Index         Fund

1976                                           23.9%            15.6%             26.0%            26.0%
1977                                           -7.2              3.0              -0.7              0.7
1978                                            6.6              1.4               4.8              6.2
1979                                           18.6              1.9              14.7              7.6
1980                                           32.5              2.7              19.7             14.4
1981                                           -4.9              6.2               1.9              4.4
1982                                           21.5             32.6              30.6             29.4
1983                                           22.6              8.4              17.4             16.1
1984                                            6.3             15.1               7.5              9.4
1985                                           31.7             22.1              29.8             29.1
1986                                           18.7             15.3              18.4             16.9
1987                                            5.3              2.8               4.1              4.0
1988                                           16.6              7.9              11.2             12.9
1989                                           31.6             14.5              19.7             21.5
1990                                           -3.1              9.0               0.7             -1.6
1991                                           30.4             16.0              25.8             24.7
1992                                            7.6              7.4               7.5              9.5
1993                                           10.1              9.7              12.0             11.3
1994                                            1.3             -2.9              -2.0              0.3
1995                                           37.5             18.5              24.9             27.1
1996                                           22.9              3.6              13.1             13.2
1997                                           33.4              9.7              20.3             21.0
1998                                           28.6              8.7              15.1             11.1
1999                                           21.0             -0.8               9.0              3.5
2000                                           -9.1             11.6               2.4             15.9
2001                                          -11.9              8.4              -3.2              8.2
2002                                          -22.1             10.3             -10.7             -6.3
2003                                           28.7              4.1              19.9             22.8
2004                                           10.9              4.3               9.0              8.9

Average annual total returns                   13.0%             9.0%             11.5%            12.3%
(1/1/76-12/31/04)

Volatility                                     15.1              6.0              10.2              9.6
(1/1/76-12/31/04)

Volatility calculated by Lipper using standard deviation, a measure of how returns over time have varied from the mean; a lower number signifies lower volatility. The Lipper Balanced Funds Index is an equally weighted index of 30 U.S. balanced funds.

Sources: Stocks -- S&P 500; Bonds -- Lehman Brothers Aggregate Bond Index. Both indexes are unmanaged.

Full calendar years since Capital Research and Management Company became the fund's investment adviser on July 26, 1975.
[End Sidebar]

Jim began developing cable camera systems while working on a ski simulator in Canada. This teaching device uses visual images of instructors skiing down mountain slopes. To stabilize the camera's motion, he built a motorized carriage that moved swiftly along cables strung between two towers. Director Steven Spielberg heard about his ski camera system, so he called "the ski guy" to develop camera rigging systems to shoot the flying sequences in his pirate movie "Hook." With the development of remote-controlled cameras, Jim's business exploded. He has three or four cable camera crews going to pro football games every Sunday in the fall and he is busy with feature films and commercials year-round. Jim's honors include an Academy Award for scientific and technical achievement.

[photo of a hanging camera at a sports arena]

[Begin Photo Caption]
[photo of Jim and Lisa Rodnunsky standing on a tower]
Jim and Lisa Rodnunsky, owners,
Cablecam International
[End Photo Caption]

His wife, Lisa Rodnunsky, a former Vail, Colorado, ski instructor who left a New York advertising and marketing job to join Jim, has been around for all the excitement. Cablecam is operated partially out of the Rodnunskys' home, but they also have a shop to build rigging systems and a nearby test ranch in Simi Valley. The couple also has three children, two daughters ages 5 and 15 and a 7-year-old son. "Many wives don't know what their husbands do at the office all day," she says. "Here I am in the middle of everything that happens."

Lisa handles marketing and advertising for the company, as well as manages the business and personal finances for the couple. They use a financial adviser and have invested in AMBAL because they are seeking a balanced portfolio that limits risk. "Jim is really focused on the Cablecam business," Lisa says. "Being in a good mutual fund like American Balanced Fund is highly important to us. We don't have to check it out on a daily basis. We need to know that things are secure in that part of our life, and we don't have to worry about monitoring it."

Jim's business is very successful but also risky in that he must continually invest in new technology to keep up with the changing motion picture and camera business. If he established no boundaries limiting his personal finances from his company finances, he says he could blow all of his family's house, retirement and college education money "with a couple of phone calls" to invest in new technology. The couple puts a lot of trust in their financial adviser, "whom we know well as a professional and a good friend," Lisa says.

As we've seen, American Balanced Fund can play an important role in a wide variety of investors' portfolios. Its balanced approach works well in retirement and pension plans and for other accounts as well.

[photo of a camera suspended from a crane]


SUMMARY INVESTMENT PORTFOLIO, December 31, 2004

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
                                              Percent
                                               of net
Investment mix by security type                assets

Common stocks                                    68 %
Fixed-income securities                          28
Short-term securities & cash equivalents          4
[end pie chart]

                                                                                            Shares           Market        Percent
                                                                                                              value         of net
COMMON STOCKS  - 67.66%                                                                                       (000)         assets

FINANCIALS  - 11.71%
Fannie Mae                                                                               9,900,800         $705,036          1.57%
Freddie Mac                                                                              7,150,000          526,955           1.17
Washington Mutual, Inc.                                                                  8,250,000          348,810            .77
American International Group, Inc.                                                       5,250,000          344,767            .76
St. Paul Travelers Companies, Inc.                                                       9,075,000          336,410            .75
Citigroup Inc.                                                                           6,750,000          325,215            .72
American Express Co.                                                                     5,650,000          318,490            .71
Wells Fargo & Co.                                                                        4,700,000          292,105            .65
Bank of America Corp.                                                                    6,000,000          281,940            .63
Marsh & McLennan Companies, Inc.                                                         8,047,500          264,763            .59
Berkshire Hathaway Inc., Class A  (1)                                                        3,000          263,700            .59
Other securities                                                                                          1,260,201           2.80
                                                                                                          5,268,392          11.71

INFORMATION TECHNOLOGY  - 10.50%
Microsoft Corp.                                                                         26,250,000          701,138           1.56
International Business Machines Corp.                                                    5,400,000          532,332           1.18
Intel Corp.                                                                             20,000,000          467,800           1.04
Hewlett-Packard Co.                                                                     22,000,000          461,340           1.03
Texas Instruments Inc.                                                                  18,500,000          455,470           1.01
Automatic Data Processing, Inc.                                                          7,500,000          332,625            .74
Oracle Corp.  (1)                                                                       21,500,000          294,980            .66
Electronic Data Systems Corp.                                                           12,550,000          289,905            .64
Other securities                                                                                          1,187,143           2.64
                                                                                                          4,722,733          10.50

HEALTH CARE  - 8.19%
Abbott Laboratories                                                                     10,350,000          482,828           1.07
Eli Lilly and Co.                                                                        7,952,000          451,276           1.00
Johnson & Johnson                                                                        6,500,000          412,230            .92
Bristol-Myers Squibb Co.                                                                13,750,000          352,275            .78
Medtronic, Inc.                                                                          5,650,000          280,635            .63
McKesson Corp.                                                                           8,200,000          257,972            .57
Merck & Co., Inc.                                                                        8,000,000          257,120            .57
Other securities                                                                                          1,190,790           2.65
                                                                                                          3,685,126           8.19

CONSUMER DISCRETIONARY  - 7.99%
Target Corp.                                                                             6,450,000          334,948            .75
Carnival PLC                                                                             4,250,000          258,825            .58
General Motors Corp.                                                                     4,950,000          198,297            .44
Other securities                                                                                          2,799,093           6.22
                                                                                                          3,591,163           7.99

CONSUMER STAPLES  - 7.77%
Altria Group, Inc.                                                                      13,000,000          794,300           1.76
Wal-Mart Stores, Inc.                                                                    9,000,000          475,380           1.06
Walgreen Co.                                                                            12,200,000          468,114           1.04
Procter & Gamble Co.                                                                     7,200,000          396,576            .88
PepsiCo, Inc.                                                                            4,800,000          250,560            .56
Other securities                                                                                          1,110,962           2.47
                                                                                                          3,495,892           7.77

INDUSTRIALS  - 7.14%
General Electric Co.                                                                    21,950,000          801,175           1.78
United Technologies Corp.                                                                5,765,000          595,813           1.32
Northrop Grumman Corp.                                                                   9,870,000          536,533           1.19
Tyco International Ltd.                                                                 10,450,000          373,483            .83
Lockheed Martin Corp.                                                                    5,000,000          277,750            .62
Other securities                                                                                            628,574           1.40
                                                                                                          3,213,328           7.14


TELECOMMUNICATION SERVICES  - 4.82%
BellSouth Corp.                                                                         22,690,000          630,555           1.40
SBC Communications Inc.                                                                 18,250,000          470,303           1.05
Sprint Corp.                                                                            17,200,000          427,420            .95
Other securities                                                                                            637,485           1.42
                                                                                                          2,165,763           4.82

ENERGY  - 4.46%
Royal Dutch Petroleum Co. (New York registered)                                         13,500,000          774,630           1.72
Exxon Mobil Corp.                                                                       10,400,000          533,104           1.19
ConocoPhillips                                                                           4,450,000          386,393            .86
Other securities                                                                                            312,441            .69
                                                                                                          2,006,568           4.46

MATERIALS  - 1.99%
International Paper Co.                                                                  6,850,000          287,700            .64
Other securities                                                                                            607,048           1.35
                                                                                                            894,748           1.99

OTHER - 1.11%                                                                                               498,808           1.11

MISCELLANEOUS  -  1.98%
Other common stocks in initial period of acquisition                                                        889,278           1.98


TOTAL COMMON STOCKS (cost: $25,966,952,000)                                                              30,431,799          67.66



                                                                                            Shares           Market        Percent
                                                                                                              value         of net
PREFERRED STOCKS  - 0.34%                                                                                     (000)         assets

FINANCIALS  - 0.34%
Fannie Mae, Series O, 7.00% preferred 2007 (1)  (2)                                        740,000          $41,440            .09
Other securities                                                                                            110,388            .25

TOTAL PREFERRED STOCKS (cost: $132,312,000)                                                                 151,828            .34



                                                                                         Principal           Market        Percent
                                                                                            amount            value         of net
CONVERTIBLE SECURITIES  - 0.36%                                                              (000)            (000)         assets

CONSUMER DISCRETIONARY  - 0.03%
General Motors Corp., Series B, 5.25% convertible debentures 2032                           $5,000            4,614            .01
Other securities                                                                                              8,425            .02
                                                                                                             13,039            .03

OTHER - 0.33%                                                                                               147,339            .33



TOTAL CONVERTIBLE SECURITIES (cost: $79,604,000)                                                            160,378            .36



                                                                                         Principal           Market        Percent
                                                                                            amount            value         of net
BONDS & NOTES  - 28.05%                                                                      (000)            (000)         assets

U.S. government & government agency bonds & notes - 8.65%
U.S. Treasury Obligations 3.50% 2006                                                      $500,000         $504,220
U.S. Treasury Obligations 6.25% 2007                                                       314,000          334,190
U.S. Treasury Obligations 5.625% 2008                                                      275,000          294,960
U.S. Treasury Obligations 6.875% 2025                                                      314,250          395,512
U.S. Treasury Obligations   2.50% -  11.25% 2005 - 2029 (3)                              1,888,872        2,049,048           7.96
Freddie Mac 5.75% 2010                                                                 Euro  3,000            4,573
Freddie Mac 1.875 % -  6.75%  2005 -   2031                                               $135,120          143,234            .33
Fannie Mae 5.25 % -  6.25%  2011 -   2012                                                   25,500           27,684            .06
Other securities                                                                                            135,574            .30
                                                                                                          3,888,995           8.65

MORTGAGE-BACKED OBLIGATIONS (4)  - 5.08%
Fannie Mae 3.112% - 11.82%  2008 - 2042  (5)                                               459,104          473,998           1.06
Freddie Mac 1.876 % -  10.00% 2008 - 2036 (5)                                              164,117          167,675            .37
Other securities                                                                                          1,641,302           3.65
                                                                                                          2,282,975           5.08

CONSUMER DISCRETIONARY  - 2.74%
General Motors Corp. 7.20% 2011                                                             30,000           30,807
General Motors Acceptance Corp. 2.97 % -  8.00%  2007 - 2031 (5)                           199,500          204,953            .52
Other securities                                                                                            996,221           2.22
                                                                                                          1,231,981           2.74

TELECOMMUNICATION SERVICES  - 1.71%
Sprint Capital Corp. 4.78 % -  8.375% 2006 -   2028                                        122,650          142,870            .32
SBC Communications Inc. 4.125 % -  5.625% 2009 - 2016                                      134,920          136,406            .30
BellSouth Corp. 4.20% -  4.75% due  2009 -  2012                                            65,250           65,510            .15
Other securities                                                                                            424,789            .94
                                                                                                            769,575           1.71

INDUSTRIALS  - 1.14%
General Electric Co. 5.00% 2013                                                             23,000           23,636
General Electric Capital Corp. 3.50% -  6.00% 2007 - 2012                                   48,000           49,607            .16
Northrop Grumman Corp. 4.079% 2006                                                          25,000           25,264            .06
Other securities                                                                                            414,771            .92
                                                                                                            513,278           1.14

OTHER - 8.73%                                                                                             3,928,722           8.73



TOTAL BONDS AND NOTES (cost: $12,359,440,000)                                                            12,615,526          28.05



                                                                                         Principal           Market        Percent
                                                                                            amount            value         of net
SHORT-TERM SECURITIES  - 3.81%                                                               (000)            (000)         assets


Procter & Gamble Co. 1.98%-2.35% due 1/7 -  3/9/2005 (2)                                  $179,050         $178,622            .40
Edison Asset Securitization LLC 2.11% due 2/4/2005 (2) (6)                                  50,000           49,888
General Electric Capital Corp. 2.20% due 1/3/2005                                            3,600            3,599            .12
Eli Lilly and Co. 2.01%-2.22%  due 1/19 - 2/1/2005 (2)                                      48,000           47,924            .11
U.S. Treasury Bills 1.705%-2.185% due 1/6 - 3/31/2005                                       37,800           37,673            .08
Freddie Mac  2.22% due 2/1/2005                                                             26,100           26,048            .06
Abbott Laboratories Inc. 2.07% due 1/11/2005 (2)                                            25,000           24,984            .06
SBC Communications Inc. 2.23% due 1/26/2005 (2)                                             25,000           24,960            .05
Exxon Asset Management 2.28%  due 1/28/2005 (2)                                             25,000           24,956            .05
New Center Asset Trust 2.23%  due 1/26/2005                                                 22,000           21,965            .05
Wal-Mart Stores Inc. 2.22% due 2/17/2005 (2)                                                21,500           21,433            .05
Other securities                                                                                          1,250,170           2.78

TOTAL SHORT-TERM SECURITIES (cost: $1,712,277,000)                                                        1,712,222           3.81


TOTAL INVESTMENT SECURITIES (cost: $40,250,585,000)                                                      45,071,753         100.22
Other assets less liabilities                                                                               (97,740)         (0.22)

NET ASSETS                                                                                              $44,974,013        100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.


INVESTMENTS IN AFFILIATES

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on these holdings and related transactions during the year ended December 31, 2004 appear below.

                                                                                                         Dividend      Market
Company                           Beginning       Purchases            Sales            Ending             income       value
                                     shares                                             shares              (000)       (000)
Noble Energy, Inc.                2,860,000               -        2,860,000                 -               $169          $0


The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $2,599,606,000, which represented 5.78% of the net assets of the fund.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(5) Coupon rate may change periodically.
(6) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.


See Notes to Financial Statements


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2004                           (dollars and shares in thousands,
                                                       except per-share amounts)

ASSETS:
 Investment securities at market (cost: $40,250,585)                                                             $45,071,753
 Cash                                                                                                                  2,206
 Receivables for:
  Sales of investments                                                                   $53,860
  Sales of fund's shares                                                                 143,438
  Dividends and interest                                                                 176,576                     373,874
                                                                                                                  45,447,833
LIABILITIES:
 Payables for:
  Purchases of investments                                                               400,330
  Repurchases of fund's shares                                                            44,236
  Investment advisory services                                                             8,656
  Services provided by affiliates                                                         19,033
  Deferred Directors' compensation                                                         1,161
  Other fees and expenses                                                                    404                     473,820
NET ASSETS AT DECEMBER 31, 2004                                                                                  $44,974,013

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                      $40,076,727
 Undistributed net investment income                                                                                  77,237
 Distributions in excess of net realized gain                                                                         (1,200)
 Net unrealized appreciation                                                                                       4,821,249
NET ASSETS AT DECEMBER 31, 2004                                                                                  $44,974,013

Total authorized capital stock - 5,500,000 shares, $.001 par value (2,500,436 total shares outstanding)

                                                                                                               Net asset value
                                                                    Net assets       Shares outstanding          per share (1)

Class A                                                           $ 29,162,487                1,619,952                 $18.00
Class B                                                              4,849,391                  270,114                  17.95
Class C                                                              4,975,650                  277,320                  17.94
Class F                                                              1,109,963                   61,667                  18.00
Class 529-A                                                            679,520                   37,771                  17.99
Class 529-B                                                            219,057                   12,180                  17.99
Class 529-C                                                            327,127                   18,186                  17.99
Class 529-E                                                             44,712                    2,486                  17.98
Class 529-F                                                             13,571                      755                  17.98
Class R-1                                                               41,226                    2,298                  17.94
Class R-2                                                              647,637                   36,097                  17.94
Class R-3                                                            1,828,410                  101,850                  17.95
Class R-4                                                              829,534                   46,117                  17.99
Class R-5                                                              245,728                   13,643                  18.01

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $19.10 and $19.09, respectively.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the year ended December 31, 2004                    (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $6,585; also includes $169 from affiliates)                                  $547,944
  Interest                                                                                       502,752            $1,050,696

 Fees and expenses:
  Investment advisory services                                                                    90,936
  Distribution services                                                                          160,465
  Transfer agent services                                                                         30,394
  Administrative services                                                                         17,231
  Reports to shareholders                                                                          1,194
  Registration statement and prospectus                                                            2,722
  Postage, stationery and supplies                                                                 3,328
  Directors' compensation                                                                            386
  Auditing and legal                                                                                 157
  Custodian                                                                                          455
  State and local taxes                                                                                1
  Other                                                                                               78
  Total expenses before reimbursement/waiver                                                     307,347
   Reimbursement/waiver of expenses                                                                2,275               305,072
 Net investment income                                                                                                 745,624

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments (including $31,402 net gain from affiliates)                                     1,143,131
  Non-U.S. currency transactions                                                                  (1,332)            1,141,799
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                  1,377,806
  Non-U.S. currency translations                                                                     (10)            1,377,796
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                             2,519,595
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                    $3,265,219




STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                                     Year ended December 31
                                                                                                    2004                  2003
OPERATIONS:
 Net investment income                                                                          $745,624              $465,922
 Net realized gain on investments and
  non-U.S. currency transactions                                                               1,141,799               153,545
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                            1,377,796             3,961,669
  Net increase in net assets
   resulting from operations                                                                   3,265,219             4,581,136

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
 Dividends from net investment income                                                           (680,762)             (469,461)
 Distributions from net realized gain
  on investments                                                                              (1,065,026)                    -
   Total dividends and distributions paid
    to shareholders                                                                           (1,745,788)             (469,461)

CAPITAL SHARE TRANSACTIONS                                                                    14,522,702             8,395,553

TOTAL INCREASE IN NET ASSETS                                                                  16,042,133            12,507,228

NET ASSETS:
 Beginning of year                                                                            28,931,880            16,424,652
 End of year (including undistributed
  net investment income: $77,237 and $7,508, respectively)                                   $44,974,013           $28,931,880


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS



1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

CollegeAmerica is a registered trademark of the Virginia College
Savings Plan./SM/

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          MORTGAGE DOLLAR ROLLS - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; paydowns on investments; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of December 31, 2004, the cost of investment securities for federal income tax purposes was $40,252,763,000.

During the year ended December 31, 2004, the fund reclassified $707,000 from undistributed net investment income and $50,996,000 from distributions in excess of net realized gain to additional paid-in capital. In addition, the fund reclassified $5,574,000 from distributions in excess of net realized gain to undistributed net investment income to align financial reporting with tax reporting.

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

UNDISTRIBUTED NET INVESTMENT INCOME AND CURRENCY GAINS
                                                                                                              $79,395
Loss deferrals related to non-U.S. currency that were realized during the period November 1,                     (19)
2004 through December 31, 2004
Undistributed long-term and short-term capital gains                                                                -
Gross unrealized appreciation on investment securities                                                      5,370,384
Gross unrealized depreciation on investment securities                                                       (551,394)
Net unrealized appreciation on investment securities                                                        4,818,990

Undistributed net investment income and currency gains above include currency losses of $67,000 that were realized during the period November 1, 2003 through December 31, 2003. At the beginning of the period, the fund had a capital loss carryforward of $20,638,000 expiring in 2010. The capital loss carryforward was utilized to offset capital gains during the current year. During the year ended December 31, 2004, the fund realized, on a tax basis, a net capital gain of $1,136,660,000.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

                                                                      Year ended December 31, 2004
                                     Distributions from ordinary income
                                                                                          Distributions
                                                  Net            Short-term              from long-term                   Total
Share class                         investment income         capital gains               capital gains      distributions paid
Class A                                     $ 500,575              $ 65,355                   $ 625,527             $ 1,191,457
Class B                                        53,726                10,945                     104,758                 169,429
Class C                                        49,896                11,161                     106,830                 167,887
Class F                                        17,514                 2,475                      23,697                  43,686
Class 529-A                                    10,490                 1,488                      14,245                  26,223
Class 529-B                                     2,006                   488                       4,672                   7,166
Class 529-C                                     2,940                   721                       6,903                  10,564
Class 529-E                                       585                    99                         944                   1,628
Class 529-F                                       211                    30                         286                     527
Class R-1                                         348                    92                         877                   1,317
Class R-2                                       6,144                 1,449                      13,867                  21,460
Class R-3                                      21,750                 4,079                      39,043                  64,872
Class R-4                                      10,876                 1,859                      17,793                  30,528
Class R-5                                       3,701                   505                       4,838                   9,044
Total                                       $ 680,762             $ 100,746                   $ 964,280             $ 1,745,788


                                                                      Year ended December 31, 2003

                                     Distributions from ordinary income
                                                                                          Distributions                   Total
                                                  Net          Short-term                from long-term           distributions
Share class                         investment income       capital gains                 capital gains                    paid
Class A                                     $ 364,606                   -                             -               $ 364,606
Class B                                        39,762                   -                             -                  39,762
Class C                                        31,736                   -                             -                  31,736
Class F                                        10,466                   -                             -                  10,466
Class 529-A                                     6,048                   -                             -                   6,048
Class 529-B                                     1,347                   -                             -                   1,347
Class 529-C                                     1,852                   -                             -                   1,852
Class 529-E                                       338                   -                             -                     338
Class 529-F                                        57                   -                             -                      57
Class R-1                                         133                   -                             -                     133
Class R-2                                       2,551                   -                             -                   2,551
Class R-3                                       5,528                   -                             -                   5,528
Class R-4                                       2,648                   -                             -                   2,648
Class R-5                                       2,389                   -                             -                   2,389
Total                                       $ 469,461                   -                             -               $ 469,461


4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the period, these fees were based on a declining series of annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.232% on such assets in excess of $27 billion. The Board of Directors approved an amended agreement effective April 5, 2004, reducing the existing annual rates to 0.235% from 0.236% on daily net assets in excess of $21 billion but not exceeding $27 billion and 0.230% from 0.232% on such assets in excess of $27 billion. The new agreements also continued the series of rates to include additional annual rates of 0.225% on daily net assets in excess of $34 billion but not exceeding $44 billion and 0.220% on such assets in excess of $44 billion. The Board of Directors approved an amended agreement effective January 1, 2005, continuing the series of rate to include an additional annual rate of 0.215% on daily net assets in excess of $55 billion. During the year ended December 31, 2004, CRMC reduced investment advisory services fees by $1,699,000. As a result, the fee shown on the accompanying financial statements of $90,936,000, which was equivalent to an annualized rate of 0.247%, was reduced to $89,237,000, or 0.243% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2004, unreimbursed expenses subject to reimbursement totaled $10,892,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended December 31, 2004, CRMC agreed to pay a portion of these fees for classes R-1 and R-2. For the year ended December 31, 2004, the total fees paid by CRMC were $3,000 and $573,000 for Class R-1 and Class R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

          Expenses under the agreements described above for the year ended December 31, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $61,029          $26,192        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          40,850           4,202         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          39,734         Included            $5,960              $950            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          2,171          Included             1,303                97            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         800           Included              784                 84                 $523
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B        1,763          Included              264                 69                  176
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C        2,570          Included              385                 79                  257
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         176           Included              53                  5                   35
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          27           Included              16                  2                   11
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          273           Included              41                  17            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2         3,569          Included              714               1,843           Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3         6,168          Included             1,850               731            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4         1,335          Included              801                 15            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              163                 3             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total         $160,465          $30,394           $12,334             $3,895               $1,002
         --------------------------------------------------------------------------------------------------------------

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation of $386,000, shown on the accompanying financial statements, includes $268,000 in current fees (either paid in cash or deferred) and a net increase of $118,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                            Reinvestments of
Share class                                                                 Sales(1)                  dividends and distributions
                                                                      Amount       Shares                   Amount       Shares
Year ended December 31, 2004
Class A                                                         $ 10,161,839      577,369              $ 1,150,358       65,360
Class B                                                            1,498,014       85,380                  161,343        9,167
Class C                                                            2,142,988      122,162                  157,394        8,941
Class F                                                              547,771       31,106                   39,543        2,245
Class 529-A                                                          269,230       15,288                   26,221        1,490
Class 529-B                                                           73,124        4,159                    7,166          406
Class 529-C                                                          130,381        7,409                   10,563          598
Class 529-E                                                           16,967          964                    1,627           92
Class 529-F                                                            8,502          484                      527           30
Class R-1                                                             27,358        1,555                    1,317           75
Class R-2                                                            421,020       24,001                   21,453        1,219
Class R-3                                                          1,355,185       77,135                   64,836        3,687
Class R-4                                                            651,394       36,922                   30,528        1,733
Class R-5                                                            130,319        7,384                    8,959          508
Total net increase
   (decrease)                                                   $ 17,434,092      991,318              $ 1,681,835       95,551

Year ended December 31, 2003
Class A                                                          $ 6,685,693      428,711                $ 347,356       22,523
Class B                                                            1,275,567       82,397                   37,767        2,452
Class C                                                            1,377,511       87,810                   29,706        1,926
Class F                                                              335,973       21,445                    9,442          609
Class 529-A                                                          184,592       11,785                    6,048          390
Class 529-B                                                           65,096        4,213                    1,347           87
Class 529-C                                                           97,757        6,243                    1,852          120
Class 529-E                                                           13,195          844                      338           22
Class 529-F                                                            5,632          357                       57            4
Class R-1                                                             13,694          883                      133            8
Class R-2                                                            268,105       17,435                    2,548          162
Class R-3                                                            493,130       31,459                    5,527          351
Class R-4                                                            241,670       15,289                    2,648          166
Class R-5                                                            102,322        6,998                    2,340          149
Total net increase
   (decrease)                                                   $ 11,159,937      715,869                $ 447,109       28,969




Share class                                                             Repurchases(1)                          Net increase
                                                                      Amount       Shares                   Amount       Shares
Year ended December 31, 2004
Class A                                                         $ (3,112,201)    (176,736)             $ 8,199,996      465,993
Class B                                                             (321,531)     (18,317)               1,337,826       76,230
Class C                                                             (456,028)     (25,973)               1,844,354      105,130
Class F                                                             (172,554)      (9,799)                 414,760       23,552
Class 529-A                                                          (26,939)      (1,529)                 268,512       15,249
Class 529-B                                                           (5,869)        (333)                  74,421        4,232
Class 529-C                                                          (17,334)        (983)                 123,610        7,024
Class 529-E                                                           (1,894)        (107)                  16,700          949
Class 529-F                                                           (2,582)        (147)                   6,447          367
Class R-1                                                             (5,010)        (284)                  23,665        1,346
Class R-2                                                           (107,502)      (6,127)                 334,971       19,093
Class R-3                                                           (203,828)     (11,588)               1,216,193       69,234
Class R-4                                                           (131,981)      (7,495)                 549,941       31,160
Class R-5                                                            (27,972)      (1,590)                 111,306        6,302
Total net increase
   (decrease)                                                   $ (4,593,225)    (261,008)            $ 14,522,702      825,861

Year ended December 31, 2003
Class A                                                         $ (2,407,191)    (157,596)             $ 4,625,858      293,638
Class B                                                             (228,752)     (15,035)               1,084,582       69,814
Class C                                                             (270,580)     (17,675)               1,136,637       72,061
Class F                                                              (94,200)      (6,161)                 251,215       15,893
Class 529-A                                                          (11,389)        (723)                 179,251       11,452
Class 529-B                                                           (2,565)        (162)                  63,878        4,138
Class 529-C                                                           (8,455)        (537)                  91,154        5,826
Class 529-E                                                             (552)         (34)                  12,981          832
Class 529-F                                                              (70)          (5)                   5,619          356
Class R-1                                                             (1,334)         (85)                  12,493          806
Class R-2                                                            (53,929)      (3,494)                 216,724       14,103
Class R-3                                                            (73,072)      (4,663)                 425,585       27,147
Class R-4                                                            (34,748)      (2,198)                 209,570       13,257
Class R-5                                                            (24,656)      (1,592)                  80,006        5,555
Total net increase
   (decrease)                                                   $ (3,211,493)    (209,960)             $ 8,395,553      534,878

(1) Includes exchanges between share classes of the fund.


6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $22,418,000,000 and $8,930,900,000, respectively, during the year ended December 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended December 31, 2004, the custodian fee of $455,000, shown on the accompanying financials statements, included $79,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                                                     Income (loss) from investment operations (2)
                                                                                                              Net
                                                                      Net asset                    gains (losses)
                                                                         value,           Net       on securities      Total from
                                                                      beginning    investment      (both realized      investment
                                                                      of period        income     and unrealized)      operations
Class A:
 Year ended 12/31/2004                                                   $17.29          $.39              $1.12            $1.51
 Year ended 12/31/2003                                                    14.42           .37               2.87             3.24
 Year ended 12/31/2002                                                    15.85           .42              (1.40)            (.98)
 Year ended 12/31/2001                                                    15.47           .51                .73             1.24
 Year ended 12/31/2000                                                    14.42           .57               1.62             2.19
Class B:
 Year ended 12/31/2004                                                    17.24           .26               1.12             1.38
 Year ended 12/31/2003                                                    14.38           .25               2.86             3.11
 Year ended 12/31/2002                                                    15.82           .31              (1.41)           (1.10)
 Year ended 12/31/2001                                                    15.46           .39                .73             1.12
 Period from 3/15/2000 to 12/31/2000                                      13.65           .33               2.41             2.74
Class C:
 Year ended 12/31/2004                                                    17.24           .25               1.11             1.36
 Year ended 12/31/2003                                                    14.38           .24               2.87             3.11
 Year ended 12/31/2002                                                    15.82           .30              (1.41)           (1.11)
 Period from 3/15/2001 to 12/31/2001                                      15.47           .30                .63              .93
Class F:
 Year ended 12/31/2004                                                    17.29           .39               1.11             1.50
 Year ended 12/31/2003                                                    14.42           .36               2.88             3.24
 Year ended 12/31/2002                                                    15.85           .42              (1.40)            (.98)
 Period from 3/15/2001 to 12/31/2001                                      15.50           .40                .62             1.02
Class 529-A:
 Year ended 12/31/2004                                                    17.28           .38               1.12             1.50
 Year ended 12/31/2003                                                    14.41           .37               2.87             3.24
 Period from 2/15/2002 to 12/31/2002                                      15.82           .37              (1.33)            (.96)
Class 529-B:
 Year ended 12/31/2004                                                    17.28           .23               1.12             1.35
 Year ended 12/31/2003                                                    14.41           .23               2.87             3.10
 Period from 2/15/2002 to 12/31/2002                                      15.82           .26              (1.33)           (1.07)
Class 529-C:
 Year ended 12/31/2004                                                    17.28           .23               1.12             1.35
 Year ended 12/31/2003                                                    14.41           .23               2.87             3.10
 Period from 2/19/2002 to 12/31/2002                                      15.62           .26              (1.12)            (.86)
Class 529-E:
 Year ended 12/31/2004                                                    17.28           .32               1.11             1.43
 Year ended 12/31/2003                                                    14.41           .31               2.87             3.18
 Period from 3/5/2002 to 12/31/2002                                       16.14           .31              (1.76)           (1.45)
Class 529-F:
 Year ended 12/31/2004                                                    17.27           .37               1.12             1.49
 Year ended 12/31/2003                                                    14.41           .35               2.86             3.21
 Period from 9/17/2002 to 12/31/2002                                      14.18           .13                .21              .34




FINANCIAL HIGHLIGHTS (1)                                           (continued)

                                                                                     Income (loss) from investment operations (2)
                                                                                                              Net
                                                                      Net asset                     gains(losses)
                                                                         value,           Net       on securities      Total from
                                                                      beginning    investment      (both realized      investment
                                                                      of period        income     and unrealized)      operations
Class R-1:
 Year ended 12/31/2004                                                   $17.24          $.25              $1.11            $1.36
 Year ended 12/31/2003                                                    14.39           .24               2.86             3.10
 Period from 5/29/2002 to 12/31/2002                                      15.93           .19              (1.56)           (1.37)
Class R-2:
 Year ended 12/31/2004                                                    17.24           .25               1.11             1.36
 Year ended 12/31/2003                                                    14.39           .24               2.87             3.11
 Period from 5/21/2002 to 12/31/2002                                      15.97           .20              (1.60)           (1.40)
Class R-3:
 Year ended 12/31/2004                                                    17.25           .34               1.10             1.44
 Year ended 12/31/2003                                                    14.40           .31               2.85             3.16
 Period from 6/4/2002 to 12/31/2002                                       15.70           .22              (1.32)           (1.10)
Class R-4:
 Year ended 12/31/2004                                                    17.28           .39               1.11             1.50
 Year ended 12/31/2003                                                    14.41           .36               2.88             3.24
 Period from 6/21/2002 to 12/31/2002                                      15.32           .24               (.93)            (.69)
Class R-5:
 Year ended 12/31/2004                                                    17.30           .44               1.12             1.56
 Year ended 12/31/2003                                                    14.43           .41               2.87             3.28
 Period from 5/15/2002 to 12/31/2002                                      16.07           .30              (1.71)           (1.41)




FINANCIAL HIGHLIGHTS (1)


                                                                             Dividends)and distributions

                                                                      Dividends
                                                                      (from net  Distributions              Total        Net asset
                                                                     investment  (from capital      dividends and       value, end
                                                                         income)        gains)      distributions        of period
Class A:
 Year ended 12/31/2004                                                    $(.36)        $(.44)             $(.80)          $18.00
 Year ended 12/31/2003                                                     (.37)            -               (.37)           17.29
 Year ended 12/31/2002                                                     (.43)         (.02)              (.45)           14.42
 Year ended 12/31/2001                                                     (.56)         (.30)              (.86)           15.85
 Year ended 12/31/2000                                                     (.56)         (.58)             (1.14)           15.47
Class B:
 Year ended 12/31/2004                                                     (.23)         (.44)              (.67)           17.95
 Year ended 12/31/2003                                                     (.25)            -               (.25)           17.24
 Year ended 12/31/2002                                                     (.32)         (.02)              (.34)           14.38
 Year ended 12/31/2001                                                     (.46)         (.30)              (.76)           15.82
 Period from 3/15/2000 to 12/31/2000                                       (.35)         (.58)              (.93)           15.46
Class C:
 Year ended 12/31/2004                                                     (.22)         (.44)              (.66)           17.94
 Year ended 12/31/2003                                                     (.25)            -               (.25)           17.24
 Year ended 12/31/2002                                                     (.31)         (.02)              (.33)           14.38
 Period from 3/15/2001 to 12/31/2001                                       (.32)         (.26)              (.58)           15.82
Class F:
 Year ended 12/31/2004                                                     (.35)         (.44)              (.79)           18.00
 Year ended 12/31/2003                                                     (.37)            -               (.37)           17.29
 Year ended 12/31/2002                                                     (.43)         (.02)              (.45)           14.42
 Period from 3/15/2001 to 12/31/2001                                       (.41)         (.26)              (.67)           15.85
Class 529-A:
 Year ended 12/31/2004                                                     (.35)         (.44)              (.79)           17.99
 Year ended 12/31/2003                                                     (.37)            -               (.37)           17.28
 Period from 2/15/2002 to 12/31/2002                                       (.43)         (.02)              (.45)           14.41
Class 529-B:
 Year ended 12/31/2004                                                     (.20)         (.44)              (.64)           17.99
 Year ended 12/31/2003                                                     (.23)            -               (.23)           17.28
 Period from 2/15/2002 to 12/31/2002                                       (.32)         (.02)              (.34)           14.41
Class 529-C:
 Year ended 12/31/2004                                                     (.20)         (.44)              (.64)           17.99
 Year ended 12/31/2003                                                     (.23)            -               (.23)           17.28
 Period from 2/19/2002 to 12/31/2002                                       (.33)         (.02)              (.35)           14.41
Class 529-E:
 Year ended 12/31/2004                                                     (.29)         (.44)              (.73)           17.98
 Year ended 12/31/2003                                                     (.31)            -               (.31)           17.28
 Period from 3/5/2002 to 12/31/2002                                        (.28)            -               (.28)           14.41
Class 529-F:
 Year ended 12/31/2004                                                     (.34)         (.44)              (.78)           17.98
 Year ended 12/31/2003                                                     (.35)            -               (.35)           17.27
 Period from 9/17/2002 to 12/31/2002                                       (.11)            -               (.11)           14.41




FINANCIAL HIGHLIGHTS (1)                                            (continued)

                                                                         Dividends)and distributions

                                                                      Dividends
                                                                      (from net  Distributions              Total       Net asset
                                                                     investment  (from capital      dividends and      value, end
                                                                         income)        gains)      distributions       of period
Class R-1:
 Year ended 12/31/2004                                                    $(.22)        $(.44)             $(.66)          $17.94
 Year ended 12/31/2003                                                     (.25)            -               (.25)           17.24
 Period from 5/29/2002 to 12/31/2002                                       (.17)            -               (.17)           14.39
Class R-2:
 Year ended 12/31/2004                                                     (.22)         (.44)              (.66)           17.94
 Year ended 12/31/2003                                                     (.26)            -               (.26)           17.24
 Period from 5/21/2002 to 12/31/2002                                       (.18)            -               (.18)           14.39
Class R-3:
 Year ended 12/31/2004                                                     (.30)         (.44)              (.74)           17.95
 Year ended 12/31/2003                                                     (.31)            -               (.31)           17.25
 Period from 6/4/2002 to 12/31/2002                                        (.20)            -               (.20)           14.40
Class R-4:
 Year ended 12/31/2004                                                     (.35)         (.44)              (.79)           17.99
 Year ended 12/31/2003                                                     (.37)            -               (.37)           17.28
 Period from 6/21/2002 to 12/31/2002                                       (.22)            -               (.22)           14.41
Class R-5:
 Year ended 12/31/2004                                                     (.41)         (.44)              (.85)           18.01
 Year ended 12/31/2003                                                     (.41)            -               (.41)           17.30
 Period from 5/15/2002 to 12/31/2002                                       (.23)            -               (.23)           14.43




FINANCIAL HIGHLIGHTS (1)

                                                                        Ratio of expenses  Ratio of expenses
                                                                           to average net     to average net          Ratio of
                                                           Net assets,      assets before       assets after        net income
                                                 Total   end of period     reimbursement/     reimbursement/        to average
                                             return (3)  (in millions)             waiver         waiver (4)        net assets
Class A:
 Year ended 12/31/2004                            8.92%       $29,162                 .63%              .62%            2.23%
 Year ended 12/31/2003                           22.82         19,951                 .67               .67             2.38
 Year ended 12/31/2002                           (6.27)        12,405                 .70               .70             2.79
 Year ended 12/31/2001                            8.19          8,915                 .68               .68             3.26
 Year ended 12/31/2000                           15.85          6,042                 .69               .69             3.93
Class B:
 Year ended 12/31/2004                            8.15          4,849                1.37              1.37             1.48
 Year ended 12/31/2003                           21.90          3,344                1.42              1.42             1.62
 Year ended 12/31/2002                           (7.04)         1,784                1.46              1.46             2.07
 Year ended 12/31/2001                            7.34            608                1.44              1.44             2.46
 Period from 3/15/2000 to 12/31/2000             20.52             38                1.44 (5)          1.44     (5)     3.02    (5)
Class C:
 Year ended 12/31/2004                            8.02          4,976                1.44              1.44             1.42
 Year ended 12/31/2003                           21.84          2,968                1.48              1.48             1.55
 Year ended 12/31/2002                           (7.08)         1,440                1.51              1.51             2.03
 Period from 3/15/2001 to 12/31/2001              6.08            406                1.54 (5)          1.54     (5)     2.36    (5)
Class F:
 Year ended 12/31/2004                            8.88          1,110                 .67               .67             2.19
 Year ended 12/31/2003                           22.79            659                 .69               .69             2.34
 Year ended 12/31/2002                           (6.29)           320                 .72               .72             2.81
 Period from 3/15/2001 to 12/31/2001              6.64            104                 .75 (5)           .75     (5)     3.15    (5)
Class 529-A:
 Year ended 12/31/2004                            8.88            679                 .69               .68             2.18
 Year ended 12/31/2003                           22.87            389                 .67               .67             2.36
 Period from 2/15/2002 to 12/31/2002             (6.19)           160                 .72 (5)           .72     (5)     2.91    (5)
Class 529-B:
 Year ended 12/31/2004                            7.94            219                1.56              1.56             1.30
 Year ended 12/31/2003                           21.74            137                1.58              1.58             1.44
 Period from 2/15/2002 to 12/31/2002             (6.85)            55                1.60 (5)          1.60     (5)     2.04    (5)
Class 529-C:
 Year ended 12/31/2004                            7.94            327                1.55              1.55             1.31
 Year ended 12/31/2003                           21.76            193                1.57              1.57             1.46
 Period from 2/19/2002 to 12/31/2002             (5.63)            77                1.59 (5)          1.59     (5)     2.05    (5)
Class 529-E:
 Year ended 12/31/2004                            8.44             45                1.04              1.03             1.83
 Year ended 12/31/2003                           22.37             27                1.05              1.05             1.97
 Period from 3/5/2002 to 12/31/2002              (9.02)            10                1.06 (5)          1.06     (5)     2.60    (5)
Class 529-F:
 Year ended 12/31/2004                            8.78             14                 .79               .78             2.09
 Year ended 12/31/2003                           22.63              7                 .80               .80             2.16
 Period from 9/17/2002 to 12/31/2002              2.36              -  (6)            .23               .23              .87




FINANCIAL HIGHLIGHTS (1)                                          (continued)


                                                                        Ratio of expenses  Ratio of expenses
                                                                           to average net     to average net          Ratio of
                                                           Net assets,      assets before       assets after        net income
                                                 Total   end of period     reimbursement/     reimbursement/        to average
                                                return   (in millions)             waiver        waiver (4)         net assets
Class R-1:
 Year ended 12/31/2004                            8.01%           $41                1.48%             1.46%            1.43%
 Year ended 12/31/2003                           21.77             16                1.52              1.48             1.50
 Period from 5/29/2002 to 12/31/2002             (8.61)             2                1.83 (5)          1.48     (5)     2.23    (5)
Class R-2:
 Year ended 12/31/2004                            8.05            648                1.55              1.42             1.45
 Year ended 12/31/2003                           21.83            293                1.70              1.44             1.54
 Period from 5/21/2002 to 12/31/2002             (8.79)            42                1.54 (5)          1.45     (5)     2.30    (5)
Class R-3:
 Year ended 12/31/2004                            8.52          1,828                 .97               .97             1.94
 Year ended 12/31/2003                           22.27            563                1.05              1.05             1.94
 Period from 6/4/2002 to 12/31/2002              (7.04)            79                1.08 (5)          1.06     (5)     2.67    (5)
Class R-4:
 Year ended 12/31/2004                            8.89            830                 .67               .66             2.23
 Year ended 12/31/2003                           22.81            258                 .68               .68             2.28
 Period from 6/21/2002 to 12/31/2002             (4.52)            25                 .75 (5)           .71     (5)     3.13    (5)
Class R-5:
 Year ended 12/31/2004                            9.21            246                 .37               .36             2.51
 Year ended 12/31/2003                           23.16            127                 .38               .38             2.62
 Period from 5/15/2002 to 12/31/2002             (8.77)            26                 .39 (5)           .39     (5)     3.27    (5)



                                                                         2004       2003          2002         2001         2000

Portfolio turnover rate for all classes of shares                         25%        32%           41%          50%          51%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 12/31/2004, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.


See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of American Balanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the "Fund"), including the summary investment portfolio, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Los Angeles, CA
February 11, 2005


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending December 31, 2004.

During  the  fiscal  year  ended,  the  fund  paid  a  long-term   capital  gain
distribution of $1,015,823,000. A portion of this amount was distributed to shareholders in redemption of their shares.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates $550,777,000 of the dividends paid by the fund as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $492,901,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $117,987,000 as interest derived on direct U.S. government obligations.

INDIVIDUAL SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C, CLASS F AND CLASS 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Returns for periods ended December 31, 2004:
                                                                                               1 year         Life of class
Class B shares
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                         +3.15%            +9.79%(1)
Not reflecting CDSC                                                                            +8.15%           +10.08%(1)

Class C shares
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                      +7.02%            +7.09%(2)
Not reflecting CDSC                                                                            +8.02%            +7.09%(2)

Class F shares(3)
Not reflecting annual asset-based fee charged by sponsoring firm                               +8.88%            +7.93%(2)

Class 529-A shares
Reflecting 5.75% maximum sales charge                                                          +2.64%            +6.01%(4)
Not reflecting maximum sales charge                                                            +8.88%            +8.23%(4)

Class 529-B shares
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                      +2.94%            +6.05%(4)
Not reflecting CDSC                                                                            +7.94%            +7.28%(4)

Class 529-C shares
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                      +6.94%            +7.81%(5)
Not reflecting CDSC                                                                            +7.94%            +7.81%(5)

Class 529-E shares(3)                                                                          +8.44%            +6.90%(6)

Class 529-F shares(3)
Not reflecting annual asset-based fee charged by sponsoring firm                               +8.78%           +14.59%(7)

The fund's investment adviser is waiving a portion of its management fees. Results shown reflect the waiver. Please see the Financial Highlights table on page 22 or in the fund's prospectus for details.

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 15, 2002, when Class 529-A and Class 529-B shares were first sold.
(5) Average annual total return from February 19, 2002, when Class 529-C shares were first sold.
(6) Average annual total return from March 5, 2002, when Class 529-E shares were first sold.
(7) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.

There are several ways to invest in American Balanced Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.75 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.82 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.05 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.


EXPENSE EXAMPLE (unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 through December 31, 2004).

ACTUAL EXPENSES:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning account        Ending account          Expenses paid         Annualized
                                                  value 7/1/2004      value 12/31/2004       during period(1)      expense ratio

Class A -- actual return                         $      1,000.00             $1,056.67                $3.15                 .61%
Class A -- assumed 5% return                            1,000.00              1,022.07                 3.10                 .61
Class B -- actual return                                1,000.00              1,052.86                 6.97                1.35
Class B -- assumed 5% return                            1,000.00              1,018.35                 6.85                1.35
Class C -- actual return                                1,000.00              1,052.54                 7.38                1.43
Class C -- assumed 5% return                            1,000.00              1,017.95                 7.25                1.43
Class F -- actual return                                1,000.00              1,057.01                 3.41                 .66
Class F -- assumed 5% return                            1,000.00              1,021.82                 3.35                 .66
Class 529-A -- actual return                            1,000.00              1,056.91                 3.46                 .67
Class 529-A -- assumed 5% return                        1,000.00              1,021.77                 3.40                 .67
Class 529-B -- actual return                            1,000.00              1,052.38                 7.94                1.54
Class 529-B -- assumed 5% return                        1,000.00              1,017.39                 7.81                1.54
Class 529-C -- actual return                            1,000.00              1,052.38                 7.89                1.53
Class 529-C -- assumed 5% return                        1,000.00              1,017.44                 7.76                1.53
Class 529-E -- actual return                            1,000.00              1,054.53                 5.27                1.02
Class 529-E -- assumed 5% return                        1,000.00              1,020.01                 5.18                1.02
Class 529-F -- actual return                            1,000.00              1,055.97                 3.98                 .77
Class 529-F -- assumed 5% return                        1,000.00              1,021.27                 3.91                 .77
Class R-1 -- actual return                              1,000.00              1,051.88                 7.48                1.45
Class R-1 -- assumed 5% return                          1,000.00              1,017.85                 7.35                1.45
Class R-2 -- actual return                              1,000.00              1,052.63                 7.28                1.41
Class R-2 -- assumed 5% return                          1,000.00              1,018.05                 7.15                1.41
Class R-3 -- actual return                              1,000.00              1,055.12                 4.75                 .92
Class R-3 -- assumed 5% return                          1,000.00              1,020.51                 4.67                 .92
Class R-4 -- actual return                              1,000.00              1,057.11                 3.36                 .65
Class R-4 -- assumed 5% return                          1,000.00              1,021.87                 3.30                 .65
Class R-5 -- actual return                              1,000.00              1,058.02                 1.81                 .35
Class R-5 -- assumed 5% return                          1,000.00              1,023.38                 1.78                 .35

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 366 (to reflect the one-half year period).


BOARD OF DIRECTORS AND OFFICERS

"NON-INTERESTED" DIRECTORS

                                             YEAR FIRST
                                                ELECTED
                                             A DIRECTOR
NAME AND AGE                              OF THE FUND(1)      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Robert A. Fox, 67                             1976-1978       Managing General Partner, Fox Investments LP;
                                                1982          former Professor, University of California; retired President and
                                                              CEO, Foster Farms (poultry producer)

Leonade D. Jones, 57                            1993          Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former
                                                              Treasurer, The Washington Post Company

John M. Lillie, 68                              2003          Business consultant; former President, Sequoia Associates LLC
                                                              (investment firm specializing in medium-size buyouts); former Vice
                                                              Chairman of the Board, Gap, Inc. (specialty apparel retailing)

John G. McDonald, 67                          1975-1978       The Stanford Investors Professor, Graduate School of
                                                1988          Business, Stanford University

James K. Peterson, 63                           1999          Managing Director, Oak Glen Consultancy, LLC (consulting services to charitable organizations, pension funds and other financial management companies)

Henry E. Riggs, 70                              1989          President Emeritus, Keck Graduate Institute of Applied Life Sciences

Isaac Stein, 58                                 2004          President, Waverley Associates (private investment fund); Managing
                                                              Director, Technogen Associates L.P. (venture capital partnership);
                                                              Chairman Emeritus, Stanford University

Patricia K. Woolf, Ph.D., 70                    1988          Private investor; corporate director; former lecturer, Department of
                                                              Molecular Biology, Princeton University


"NON-INTERESTED" DIRECTORS

                                             NUMBER OF
                                            PORTFOLIOS
                                               IN FUND
                                            COMPLEX(2)
                                           OVERSEEN BY
NAME AND AGE                                  DIRECTOR        OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Robert A. Fox, 67                                 7           Crompton Corporation

Leonade D. Jones, 57                              6           None

John M. Lillie, 68                                2           None

John G. McDonald, 67                              8           iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation;
                                                              Varian, Inc.

James K. Peterson, 63                             2           None

Henry E. Riggs, 70                                4           None

Isaac Stein, 58                                   2           Maxygen, Inc.

Patricia K. Woolf, Ph.D., 70                      6           Crompton Corporation; First Energy Corporation


"INTERESTED" DIRECTORS(4)

                                             YEAR FIRST
                                              ELECTED A
                                            DIRECTOR OR       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                                OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                          THE FUND(1)       UNDERWRITER OF THE FUND

Robert G. O'Donnell, 60                         1990          Senior Vice President and Director,
Chairman of the Board                                         Capital Research and Management Company

Paul G. Haaga, Jr., 56                          1994          Executive Vice President and Director, Capital Research and
                                                              Management Company; Director, The Capital Group Companies, Inc.(5)


"INTERESTED" DIRECTORS(4)

                                             NUMBER OF
                                            PORTFOLIOS
                                               IN FUND
                                            COMPLEX(2)
NAME, AGE AND                              OVERSEEN BY
POSITION WITH FUND                            DIRECTOR        OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Robert G. O'Donnell, 60                           4           None
Chairman of the Board

Paul G. Haaga, Jr., 56                           17           None

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.


OTHER OFFICERS
                                            YEAR FIRST
                                            ELECTED AN        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                               OFFICER OF        POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                         THE FUND(1)        UNDERWRITER OF THE FUND

J. Dale Harvey, 39                              1997          Vice President, Capital Research and Management
President                                                     Company; Director, American Funds Service Company(5)

Hilda L. Applbaum, 44                           1999          Senior Vice President, Capital Research Company(5)
Senior Vice President

Abner D. Goldstine, 75                          1990          Senior Vice President and Director, Capital
Senior Vice President                                         Research and Management Company

Mark R. Macdonald, 45                           2003          Senior Vice President and Director, Capital
Senior Vice President                                         Research and Management Company

John H. Smet, 48                                2000          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company; Director, American Funds Distributors, Inc.(5)

Gregory D. Johnson, 41                          2003          Senior Vice President, Capital Research Company(5)
Vice President

Jeffrey T. Lager, 36                            2002          Vice President, Capital Research Company(5)
Vice President

Patrick F. Quan, 46                             1986          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Dayna G. Yamabe, 37                             2000          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

R. Marcia Gould, 50                             1994          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


OFFICES

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE FREE OF CHARGE ON THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) WEBSITE AT WWW.SEC.GOV, ON THE AMERICAN FUNDS WEBSITE OR UPON REQUEST BY CALLING AFS. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE SEC AND AMERICAN FUNDS WEBSITES.

A complete portfolio of American Balanced Fund's investments is available free of charge on the SEC website or upon request by calling AFS.

American Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of American Balanced Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds > American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-911-0205P

Litho in USA AGD/L/8050-S1902

Printed on recycled paper




ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, P.O. Box 7650, San Francisco, California 94120.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that James K. Peterson, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
    2003             $49,000
    2004             $56,000

b) Audit- Related Fees:
    2003             none
    2004             $8,000

    The audit-related fees consist of assurance and related services relating to the examination of the Registrant's investment adviser conducted in accordance with
    Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
    2003             $5,000
    2004             $6,000
    The tax fees consist of professional
    services relating to the preparation of the Registrant's tax returns.

d) All Other Fees:
    2003             none
    2004             none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit- Related Fees:
    2003             $305,000
    2004             $323,000

    The audit-related fees consist of assurance and related services relating to the examination of the Registrant's transfer agency and investment adviser conducted in accordance with Statement on Auditing
    Standards Number 70 issued by the American
    Institute of Certified Public Accountants.

c) Tax Fees:
    2003             none
    2004             none

d) All Other Fees:
    2003             none
    2004             none


The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $315,000 for fiscal year 2003 and $1,125,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - American Funds (r)]




AMERICAN BALANCED FUND
INVESTMENT PORTFOLIO
December 31, 2004

                                                                                                                       Market value
COMMON STOCKS -- 67.66%                                                                                     Shares            (000)

FINANCIALS -- 11.71%
Fannie Mae                                                                                               9,900,800      $   705,036
Freddie Mac                                                                                              7,150,000          526,955
Washington Mutual, Inc.                                                                                  8,250,000          348,810
American International Group, Inc.                                                                       5,250,000          344,767
St. Paul Travelers Companies, Inc.                                                                       9,075,000          336,410
Citigroup Inc.                                                                                           6,750,000          325,215
American Express Co.                                                                                     5,650,000          318,490
Wells Fargo & Co.                                                                                        4,700,000          292,105
Bank of America Corp.                                                                                    6,000,000          281,940
Marsh & McLennan Companies, Inc.                                                                         8,047,500          264,763
Berkshire Hathaway Inc., Class A(1)                                                                          3,000          263,700
U.S. Bancorp                                                                                             7,500,000          234,900
Bank of New York Co., Inc.                                                                               6,400,000          213,888
Societe Generale                                                                                         1,700,000          171,420
Aon Corp.                                                                                                6,500,000          155,090
SunTrust Banks, Inc.                                                                                     2,000,000          147,760
Comerica Inc.                                                                                            2,100,000          128,142
ING Groep NV                                                                                             4,002,421          120,669
Jefferson-Pilot Corp.                                                                                    1,700,000           88,332
                                                                                                                          5,268,392

INFORMATION TECHNOLOGY -- 10.50%
Microsoft Corp.                                                                                         26,250,000          701,138
International Business Machines Corp.                                                                    5,400,000          532,332
Intel Corp.                                                                                             20,000,000          467,800
Hewlett-Packard Co.                                                                                     22,000,000          461,340
Texas Instruments Inc.                                                                                  18,500,000          455,470
Automatic Data Processing, Inc.                                                                          7,500,000          332,625
Oracle Corp.1                                                                                           21,500,000          294,980
Electronic Data Systems Corp.                                                                           12,550,000          289,905
Cisco Systems, Inc.(1)                                                                                  12,000,000          231,600
Analog Devices, Inc.                                                                                     5,950,000          219,674
Applied Materials, Inc.(1)                                                                              12,100,000          206,910
Motorola, Inc.                                                                                           7,700,000          132,440
EMC Corp.(1)                                                                                             8,000,000          118,960
Dell Inc.(1)                                                                                             2,700,000          113,778
Agilent Technologies, Inc.(1)                                                                            4,000,000           96,400
Nokia Corp. (ADR)                                                                                        4,300,000           67,381
                                                                                                                          4,722,733

HEALTH CARE -- 8.19%
Abbott Laboratories                                                                                     10,350,000      $   482,828
Eli Lilly and Co.                                                                                        7,952,000          451,276
Johnson & Johnson                                                                                        6,500,000          412,230
Bristol-Myers Squibb Co.                                                                                13,750,000          352,275
Medtronic, Inc.                                                                                          5,650,000          280,635
McKesson Corp.                                                                                           8,200,000          257,972
Merck & Co., Inc.                                                                                        8,000,000          257,120
Wyeth                                                                                                    5,575,000          237,439
Amgen Inc.(1)                                                                                            3,350,000          214,902
AstraZeneca PLC (ADR)                                                                                    5,000,000          181,950
Pfizer Inc                                                                                               5,200,000          139,828
CIGNA Corp.                                                                                              1,550,000          126,434
Aetna Inc.                                                                                                 850,000          106,038
Biogen Idec Inc.(1)                                                                                      1,486,250           98,999
Becton, Dickinson and Co.                                                                                1,500,000           85,200
                                                                                                                          3,685,126

CONSUMER DISCRETIONARY -- 7.99%
Target Corp.                                                                                             6,450,000          334,948
Carnival PLC                                                                                             4,250,000          258,825
Kohl's Corp.(1)                                                                                          5,050,000          248,309
Lowe's Companies, Inc.                                                                                   4,300,000          247,637
TJX Companies, Inc.                                                                                      9,750,000          245,018
Clear Channel Communications, Inc.                                                                       6,750,000          226,058
Time Warner Inc.(1)                                                                                     11,400,000          221,616
General Motors Corp.                                                                                     4,950,000          198,297
J.C. Penney Co., Inc.                                                                                    4,500,000          186,300
Leggett & Platt, Inc.                                                                                    5,500,000          156,365
Magna International Inc., Class A                                                                        1,840,000          151,892
Home Depot, Inc.                                                                                         3,500,000          149,590
Gannett Co., Inc.                                                                                        1,600,000          130,720
Walt Disney Co.                                                                                          4,500,000          125,100
Comcast Corp., Class A(1)                                                                                3,700,000          123,136
Best Buy Co., Inc.                                                                                       2,000,000          118,840
Koninklijke Philips Electronics NV                                                                       4,250,000          112,303
Carnival Corp., units                                                                                    1,900,000          109,497
eBay Inc.(1)                                                                                               850,000           98,838
Harley-Davidson Motor Co.                                                                                1,500,000           91,125
Interpublic Group of Companies, Inc.(1)                                                                  4,235,000           56,749
                                                                                                                          3,591,163

CONSUMER STAPLES -- 7.77%
Altria Group, Inc.                                                                                      13,000,000          794,300
Wal-Mart Stores, Inc.                                                                                    9,000,000          475,380
Walgreen Co.                                                                                            12,200,000          468,114
Procter & Gamble Co.                                                                                     7,200,000          396,576
PepsiCo, Inc.                                                                                            4,800,000          250,560
Avon Products, Inc.                                                                                      5,700,000          220,590
Sara Lee Corp.                                                                                           7,300,000          176,222
Anheuser-Busch Companies, Inc.                                                                           3,400,000          172,482
Coca-Cola Co.                                                                                            3,900,000          162,357
Albertson's, Inc.                                                                                        5,200,000          124,176
Unilever NV (New York registered)                                                                        1,500,000          100,065
H.J. Heinz Co.                                                                                           2,350,000           91,627
Del Monte Foods Co.(1)                                                                                   5,757,100           63,443
                                                                                                                          3,495,892

INDUSTRIALS -- 7.14%
General Electric Co.                                                                                    21,950,000   $      801,175
United Technologies Corp.                                                                                5,765,000          595,813
Northrop Grumman Corp.                                                                                   9,870,000          536,533
Tyco International Ltd.                                                                                 10,450,000          373,483
Lockheed Martin Corp.                                                                                    5,000,000          277,750
General Dynamics Corp.                                                                                   1,650,000          172,590
Burlington Northern Santa Fe Corp.                                                                       3,300,000          156,123
Deere & Co.                                                                                              1,500,000          111,600
Raytheon Co.                                                                                             1,710,000           66,399
Southwest Airlines Co.                                                                                   3,935,000           64,062
IKON Office Solutions, Inc.                                                                              5,000,000           57,800
                                                                                                                          3,213,328

TELECOMMUNICATION SERVICES -- 4.82%
BellSouth Corp.                                                                                         22,690,000          630,555
SBC Communications Inc.                                                                                 18,250,000          470,303
Sprint Corp.                                                                                            17,200,000          427,420
AT&T Corp.                                                                                              13,000,000          247,780
Vodafone Group PLC                                                                                      58,800,000          159,158
ALLTEL Corp.                                                                                             2,200,000          129,272
Verizon Communications Inc.                                                                              2,500,000          101,275
                                                                                                                          2,165,763

ENERGY -- 4.46%
Royal Dutch Petroleum Co. (New York registered)                                                         13,500,000          774,630
Exxon Mobil Corp.                                                                                       10,400,000          533,104
ConocoPhillips                                                                                           4,450,000          386,393
ChevronTexaco Corp.                                                                                      4,600,000          241,546
Marathon Oil Corp.                                                                                       1,885,000           70,895
                                                                                                                          2,006,568

MATERIALS -- 1.99%
International Paper Co.                                                                                  6,850,000          287,700
Dow Chemical Co.                                                                                         4,630,000          229,231
E.I. du Pont de Nemours and Co.                                                                          4,000,000          196,200
Weyerhaeuser Co.                                                                                         1,500,000          100,830
Rio Tinto PLC                                                                                            2,750,000           80,787
                                                                                                                            894,748

UTILITIES -- 1.11%
FPL Group, Inc.                                                                                          2,500,000          186,875
Exelon Corp.                                                                                             2,880,000          126,922
National Grid Transco PLC                                                                               10,200,000           96,949
Dominion Resources, Inc.                                                                                 1,300,000           88,062
                                                                                                                            498,808

MISCELLANEOUS -- 1.98%
Other common stocks in initial period of acquisition                                                                        889,278


TOTAL COMMON STOCKS (cost: $25,966,952,000)                                                                              30,431,799


                                                                                                                       Market value
PREFERRED STOCKS -- 0.34%                                                                                   Shares            (000)

FINANCIALS -- 0.34%
Fannie Mae, Series O, 7.00% preferred 2007(1,2)                                                            740,000        $  41,440
Fuji JGB Investment LLC, Series A, 9.87% noncumulative
    preferred (undated)(2,3)                                                                            14,425,000           16,888
HSBC Capital Funding LP 8.03% noncumulative preferred (undated)(3)                                       5,000,000            8,534
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up
    perpetual preferred (undated)(2,3)                                                                   5,000,000            7,764
ING Capital Funding Trust III 8.439% noncumulative preferred (undated)(3)                               13,000,000           15,584
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred (undated)(2,3)                            7,000,000            7,743
BNP Paribas Capital Trust 9.003% noncumulative trust preferred (undated)(2,3)                            6,000,000            7,402
Royal Bank of Scotland Group PLC, Series 3 Preference Shares, 7.816% (undated)                           8,500,000            8,841
RBS Capital Trust I noncumulative trust preferred 4.709% (undated)(3)                                    4,500,000            4,392
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual
    capital securities(2)                                                                                  370,000           10,036
ACE Ltd., Series C, 7.80% preferred depositary shares                                                      320,000            8,496
NB Capital Corp., Series A, 8.35% exchangeable preferred depositary shares                                 300,000            8,340
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed
    preference shares (undated)(2,3)                                                                     5,500,000            6,368

TOTAL PREFERRED STOCKS (cost: $132,312,000)                                                                                 151,828


                                                                                                         Shares or
CONVERTIBLE SECURITIES -- 0.36%                                                                   principal amount

FINANCIALS -- 0.29%
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units                      4,788,000,000          110,799
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005, units                        501,000,000           11,594
Equity Office Properties Trust, Series B, 5.25% convertible preferred 2008                                 150,000            7,674
                                                                                                                            130,067

CONSUMER STAPLES -- 0.04%
Albertson's, Inc. 7.25% convertible preferred 2007                                                         680,000 units     17,272

CONSUMER DISCRETIONARY -- 0.03%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032                          159,600            8,425
General Motors Corp., Series B, 5.25% convertible senior debentures 2032                                $5,000,000            4,614
                                                                                                                             13,039


TOTAL CONVERTIBLE SECURITIES (cost: $79,604,000)                                                                            160,378


                                                                                                  Principal amount
BONDS & NOTES -- 28.05%                                                                                      (000)

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES -- 8.65%
U.S. Treasury Obligations 5.75% 2005                                                                      $149,750          153,611
U.S. Treasury Obligations 2.50% 2006                                                                        50,000           49,715
U.S. Treasury Obligations 2.625% 2006                                                                       40,000           39,703
U.S. Treasury Obligations 3.50% 2006                                                                       500,000          504,220
U.S. Treasury Obligations 6.875% 2006                                                                      176,000          185,309
U.S. Treasury Obligations 3.00% 2007                                                                       228,250          226,860
U.S. Treasury Obligations 3.25% 2007                                                                        30,000           30,049
U.S. Treasury Obligations 3.375% 2007(4)                                                                    72,282           76,566
U.S. Treasury Obligations 4.375% 2007                                                                      100,000          102,773
U.S. Treasury Obligations 6.25% 2007                                                                       314,000          334,190
U.S. Treasury Obligations 6.625% 2007                                                                      190,000          204,963
U.S. Treasury Obligations 2.625% 2008                                                                       50,000           48,879
U.S. Treasury Obligations 3.625% 2008(4)                                                                    93,924          102,364
U.S. Treasury Obligations 4.75% 2008                                                                        20,000           20,947
U.S. Treasury Obligations 5.625% 2008                                                                      275,000          294,960
U.S. Treasury Obligations 3.875% 2009(4)                                                                  $135,004          151,357
U.S. Treasury Obligations 5.75% 2010                                                                        50,000           55,054
U.S. Treasury Obligations 10.00% 2010                                                                        4,500            4,621
U.S. Treasury Obligations 3.50% 2011(4)                                                                     27,417           31,145
U.S. Treasury Obligations 5.00% 2011                                                                        25,000           26,601
U.S. Treasury Obligations 3.375% 2012(4)                                                                    64,495           73,452
U.S. Treasury Obligations 4.375% 2012                                                                      126,250          129,228
U.S. Treasury Obligations 10.375% 2012                                                                       8,000            9,545
U.S. Treasury Obligations 11.25% 2015                                                                        8,000           12,572
U.S. Treasury Obligations 9.25% 2016                                                                       106,500          152,012
U.S. Treasury Obligations 8.875% 2017                                                                       30,000           42,492
U.S. Treasury Obligations 6.25% 2023                                                                        88,500          103,518
U.S. Treasury Obligations 6.875% 2025                                                                      314,250          395,512
U.S. Treasury Obligations 5.25% 2029                                                                        15,000           15,712
Freddie Mac 4.25% 2005                                                                                      64,250           64,710
Freddie Mac 1.875% 2006                                                                                      8,020            7,917
Freddie Mac 6.625% 2009                                                                                     50,000           55,865
Freddie Mac 5.75% 2010                                                                               Euro    3,000            4,573
Freddie Mac 6.25% 2012                                                                                      $5,000            5,233
Freddie Mac 6.75% 2031                                                                                       7,850            9,509
Federal Home Loan Bank 2.00% 2006                                                                           68,470           67,627
Federal Home Loan Bank 2.375% 2006                                                                          57,260           56,737
Fannie Mae 6.25% 2011                                                                                       20,500           22,490
Fannie Mae 5.25% 2012                                                                                        5,000            5,194
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp.,
     Series 2000-044-A, 3.74% 2015(5)                                                                       11,368           11,210
                                                                                                                          3,888,995

MORTGAGE-BACKED OBLIGATIONS(5) -- 5.08%
Fannie Mae 7.00% 2008                                                                                          232              246
Fannie Mae 6.00% 2013                                                                                        3,156            3,314
Fannie Mae 6.00% 2013                                                                                          695              730
Fannie Mae 6.00% 2016                                                                                        1,692            1,776
Fannie Mae 6.00% 2016                                                                                          925              971
Fannie Mae 9.00% 2016                                                                                          889              947
Fannie Mae 6.00% 2017                                                                                        6,178            6,484
Fannie Mae 6.00% 2017                                                                                        4,813            5,052
Fannie Mae 6.00% 2017                                                                                        4,433            4,652
Fannie Mae 6.00% 2017                                                                                        1,960            2,057
Fannie Mae 5.00% 2018                                                                                        6,348            6,470
Fannie Mae 5.00% 2018                                                                                        3,799            3,871
Fannie Mae 5.50% 2018                                                                                       38,116           39,473
Fannie Mae 11.00% 2018                                                                                         998            1,164
Fannie Mae 5.50% 2019                                                                                        6,913            7,159
Fannie Mae 11.00% 2020                                                                                         506              576
Fannie Mae 10.50% 2022                                                                                         941            1,066
Fannie Mae, Series 2001-4, Class NA, 11.82% 2025(3)                                                          1,190            1,378
Fannie Mae 7.00% 2026                                                                                          705              750
Fannie Mae 8.50% 2027                                                                                          219              242
Fannie Mae 8.50% 2027                                                                                          194              215
Fannie Mae 8.50% 2027                                                                                          166              183
Fannie Mae 8.50% 2027                                                                                           77               85
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028                                                            2,854            3,069
Fannie Mae 7.50% 2030                                                                                          559              600
Fannie Mae 7.50% 2030                                                                                          240              257
Fannie Mae 6.50% 2031                                                                                        2,511            2,637
Fannie Mae 6.50% 2031                                                                                          880              924
Fannie Mae 7.00% 2031                                                                                          672              713
Fannie Mae 7.50% 2031                                                                                          768              824
Fannie Mae 7.50% 2031                                                                                          504              540
Fannie Mae, Series 2001-20, Class D, 11.045% 2031(3)                                                          223              258
Fannie Mae 5.50% 2032                                                                                        7,760            7,893
Fannie Mae 6.50% 2032                                                                                        3,295            3,458
Fannie Mae 6.50% 2032                                                                                        2,500            2,624
Fannie Mae 5.00% 2033                                                                                       10,214           10,159
Fannie Mae 5.00% 2033                                                                                        7,311            7,272
Fannie Mae 5.50% 2033                                                                                       47,800           48,582
Fannie Mae 6.50% 2033                                                                                       26,208           27,507
Fannie Mae 6.00% 2035                                                                                      234,400          242,273
Fannie Mae, Series 2003-W10, Class 1A-2B, 3.112% 2037                                                       19,200           19,099
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041                                                           1,823            1,923
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041                                                             1,728            1,843
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042                                                             2,509            2,682
CS First Boston Mortgage Securities Corp., Series 2004-HC1, Class A-1, 2.76% 2021(2,3)                      18,000           18,002
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032                          14,700           15,054
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032                          14,498           14,861
CS First Boston Mortgage Securities Corp., Series 2003-AR20, Class II-A-2, 3.996% 2033(3)                    4,511            4,495
CS First Boston Mortgage Securities Corp., Series 2003-23, Class V-A-1, 6.00% 2033                          33,461           34,299
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033                          12,787           13,286
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033                          17,334           18,010
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.791% 2034(3)                     9,794            9,852
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034                          3,875            4,081
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-2, 5.935% 2034                           8,000            8,170
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034                          22,402           22,983
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034                           7,000            7,447
CS First Boston Mortgage Securities Corp., Series 2002-CKP1, Class A-1, 4.627% 2035                          2,458            2,485
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035                           10,800           11,797
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035                           93,660          103,002
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-1, 4.637% 2037                          3,337            3,387
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-2, 3.88% 2039                            13,000           12,892
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039                            5,000            4,941
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040                            8,375            9,032
Freddie Mac, Series H009, Class A-2, 1.876% 2008(3)                                                          1,827            1,801
Freddie Mac 8.50% 2008                                                                                          15               16
Freddie Mac, Series SF02, Class GC, 2.64% 2009                                                              10,000            9,753
Freddie Mac, Series 2310, Class B, 9.904% 2015(3)                                                              474              531
Freddie Mac 5.00% 2018                                                                                      37,726           38,416
Freddie Mac 10.00% 2018                                                                                        769              872
Freddie Mac 8.50% 2020                                                                                         612              668
Freddie Mac 8.50% 2020                                                                                          80               87
Freddie Mac 7.50% 2024                                                                                          56               60
Freddie Mac 6.50% 2032                                                                                         807              848
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032                                                            10,321           11,009
Freddie Mac 5.00% 2033                                                                                      25,968           25,863
Freddie Mac 6.00% 2034                                                                                      39,250           40,572
Freddie Mac 6.00% 2034                                                                                      30,000           31,010
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                           6,212            6,169
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 4.026% 2033(3)                                          19,148           18,970
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 4.139% 2033(3)                                          3,032            3,012
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.135% 2033(3)                                         7,002            7,009
Bear Stearns ARM Trust, Series 2003-9, Class III-A-3, 4.427% 2034(3)                                        37,982           37,693
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.488% 2034(3)                                        38,625           38,502
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 5.052% 2034(3)                                        25,553           25,589
Government National Mortgage Assn. 9.00% 2009                                                                1,731            1,836
Government National Mortgage Assn. 6.00% 2014                                                                1,166            1,231
Government National Mortgage Assn. 5.50% 2017                                                                5,246            5,475
Government National Mortgage Assn. 10.00% 2020                                                                 713              816
Government National Mortgage Assn. 10.00% 2021                                                               1,251            1,435
Government National Mortgage Assn. 7.00% 2022                                                                  191              204
Government National Mortgage Assn. 7.00% 2022                                                                  178              190
Government National Mortgage Assn. 7.00% 2022                                                                  148              158
Government National Mortgage Assn. 7.00% 2022                                                                   83               88
Government National Mortgage Assn. 7.00% 2022                                                                   53               57
Government National Mortgage Assn. 7.50% 2022                                                                  369              398
Government National Mortgage Assn. 7.50% 2022                                                                  218              235
Government National Mortgage Assn. 7.50% 2022                                                                   21               22
Government National Mortgage Assn. 7.00% 2023                                                                  520              557
Government National Mortgage Assn. 7.50% 2023                                                                  305              329
Government National Mortgage Assn. 7.50% 2023                                                                  229              247
Government National Mortgage Assn. 8.00% 2023                                                                1,894            2,061
Government National Mortgage Assn. 8.00% 2023                                                                1,430            1,557
Government National Mortgage Assn. 8.00% 2023                                                                  296              322
Government National Mortgage Assn. 8.00% 2023                                                                  166              181
Government National Mortgage Assn. 7.00% 2024                                                                1,189            1,273
Government National Mortgage Assn. 7.00% 2024                                                                  611              654
Government National Mortgage Assn. 7.00% 2024                                                                  602              644
Government National Mortgage Assn. 7.50% 2024                                                                  504              547
Government National Mortgage Assn. 8.00% 2024                                                                  390              425
Government National Mortgage Assn. 7.00% 2025                                                                1,153            1,234
Government National Mortgage Assn. 7.00% 2025                                                                  578              619
Government National Mortgage Assn. 7.50% 2025                                                                1,208            1,311
Government National Mortgage Assn. 7.50% 2026                                                                  223              241
Government National Mortgage Assn. 7.00% 2028                                                                  465              497
Government National Mortgage Assn. 6.50% 2029                                                                  335              355
Government National Mortgage Assn. 6.50% 2029                                                                  301              319
Government National Mortgage Assn. 7.00% 2029                                                                  877              938
Government National Mortgage Assn. 7.00% 2029                                                                  809              865
Government National Mortgage Assn. 7.00% 2029                                                                  511              546
Government National Mortgage Assn. 7.50% 2029                                                                1,144            1,236
Government National Mortgage Assn. 7.50% 2029                                                                1,094            1,182
Government National Mortgage Assn. 7.50% 2029                                                                  216              234
Government National Mortgage Assn. 7.50% 2030                                                                1,446            1,562
Government National Mortgage Assn. 7.50% 2030                                                                1,385            1,496
Government National Mortgage Assn. 7.50% 2030                                                                1,018            1,099
Government National Mortgage Assn. 7.50% 2030                                                                  260              281
Government National Mortgage Assn. 7.50% 2030                                                                  195              211
Government National Mortgage Assn. 7.50% 2030                                                                   68               73
Government National Mortgage Assn. 8.00% 2030                                                                  972            1,059
Government National Mortgage Assn. 8.00% 2030                                                                  793              864
Government National Mortgage Assn. 6.50% 2031                                                                  441              467
Government National Mortgage Assn. 6.50% 2031                                                                  364              386
Government National Mortgage Assn. 6.50% 2031                                                                  348              369
Government National Mortgage Assn. 6.50% 2031                                                                  331              350
Government National Mortgage Assn. 6.50% 2031                                                                  317              336
Government National Mortgage Assn. 6.50% 2031                                                                  310              328
Government National Mortgage Assn. 6.50% 2031                                                                  307              325
Government National Mortgage Assn. 6.50% 2031                                                                  305              322
Government National Mortgage Assn. 6.50% 2031                                                                  302              320
Government National Mortgage Assn. 6.50% 2031                                                                  283              300
Government National Mortgage Assn. 6.50% 2031                                                                  282              298
Government National Mortgage Assn. 6.50% 2031                                                                  267              283
Government National Mortgage Assn. 6.50% 2031                                                                  252              267
Government National Mortgage Assn. 6.50% 2031                                                                  231              245
Government National Mortgage Assn. 6.50% 2032                                                                  366              387
Government National Mortgage Assn. 6.50% 2032                                                                  359              379
Government National Mortgage Assn. 6.50% 2032                                                                  326              345
Government National Mortgage Assn. 6.50% 2032                                                                  323              342
Government National Mortgage Assn. 6.50% 2032                                                                  321              340
Government National Mortgage Assn. 6.50% 2032                                                                  315              333
Government National Mortgage Assn. 6.50% 2032                                                                  310              327
Government National Mortgage Assn. 6.50% 2032                                                                  307              325
Government National Mortgage Assn. 6.50% 2032                                                                  307              325
Government National Mortgage Assn. 7.00% 2032                                                                2,000            2,131
Government National Mortgage Assn. 7.50% 2032                                                                1,214            1,310
Government National Mortgage Assn. 6.00% 2033                                                               14,418           14,919
Government National Mortgage Assn. 6.00% 2033                                                               14,295           14,806
Government National Mortgage Assn. 6.00% 2033                                                               11,567           11,969
Government National Mortgage Assn. 6.50% 2033                                                                  388              410
Government National Mortgage Assn. 6.50% 2033                                                                  335              354
Government National Mortgage Assn. 6.50% 2033                                                                  272              287
Government National Mortgage Assn. 6.50% 2033                                                                  226              238
Government National Mortgage Assn. 6.50% 2034                                                                  317              334
Government National Mortgage Assn. 6.50% 2034                                                                  302              319
Government National Mortgage Assn. 6.50% 2034                                                                  250              264
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030                            28,150           30,441
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030                             5,284            5,678
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032                           43,400           49,885
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036                             48,585           53,940
Banc of America Commercial Mortgage Inc., Series 2003-2, Class A-1, 3.411% 2041                             20,808           20,575
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 3.492% 2033(3)                               6,789            6,742
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.784% 2033(3)                                   7,490            7,461
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.885% 2033(3)                                30,273           30,498
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 5.26% 2034(3)                                 28,605           28,948
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033                          19,500           21,563
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035                          46,434           51,168
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019                      6,700            6,787
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033(3)                    9,331            9,179
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033(3)                      12,233           12,111
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR5, Class A-7, 4.21% 2033(3)                     5,361            5,380
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.362% 2033(3)                    7,831            7,835
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR1, Class A, 4.229% 2034(3)                     10,025            9,944
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 4.669% 2034(3)                    20,696           20,639
Morgan Stanley Capital I, Inc., Series 2003-KIDS, Class A, 3.078% 2016(2,3)                                 14,519           14,594
Morgan Stanley Capital I, Inc., Series 1997-HF1, Class B, 7.33% 2029(2)                                      8,656            9,167
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031                                     10,000           10,862
Morgan Stanley Capital I, Inc., Series 2004-RR2, Class A-1, 4.39% 2033(3)                                   34,943           35,149
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-HS2, Class A-1, 2.658% 2016(2,3)              17,936           17,949
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-WF2, Class A-1, 6.80% 2031                     4,915            5,132
Bear Stearns Commercial Mortgage Securities Inc., Series 2000-WF2, Class A-2, 7.32% 2032                     3,050            3,482
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035                   22,465           22,449
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035                   13,205           14,655
Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.206% 2033                                           15,809           16,848
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.132% 2033                                              4,000            4,607
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038                                         39,825           38,256
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1, Class A-2, 6.001% 2033            5,585            5,848
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-2, 3.89% 2037           10,000            9,968
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037            5,724            5,792
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A-3, 5.376% 2037              10,680           11,197
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039             19,345           19,213
GE Capital Commercial Mortgage Corp., Series 2002-2, Class A-3, 5.349% 2036                                 10,000           10,468
GE Capital Commerical Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037                                 40,927           41,034
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031                                6,750            7,493
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class II-A-1, 4.67% 2034(3)                         42,447           42,422
Morgan Stanley Dean Witter Capital I Trust, Series 2002-HQ, Class A-1, 4.59% 2034                            1,543            1,559
Morgan Stanley Dean Witter Capital I Trust, Series 2001-HQ, Class A-2, 6.09% 2034                           14,000           14,850
Morgan Stanley Dean Witter Capital I Trust, Series 2002-IQ2, Class A-2, 5.16% 2035                          10,000           10,367
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035                          9,000            9,707
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036                          4,614            4,576
Morgan Stanley Mortgage Trust, Series 2004-3, Class 4-A, 5.718% 2034(3)                                     36,240           36,737
MASTR Asset Securitization Trust, Series 2004-10, Class 1-A-1, 4.50% 2019                                   34,031           33,963
Banc of America Mortgage Securities Trust, Series 2003-F, Class 2-A-1, 3.734% 2033(3)                       11,038           10,888
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088% 2033(3)                       10,433           10,439
Banc of America Mortgage Securities Trust, Series 2003-D, Class 2-A-1, 4.183% 2033(3)                        3,531            3,514
Banc of America Mortgage Securities Trust, Series 2004-A, Class 2-A-2, 4.147% 2034(3)                        7,382            7,270
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032                  8,422            9,145
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034                 11,288           11,849
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 6.141% 2034                  7,760            8,492
Bear Stearns Asset Backed Securities I Trust, Series 2004-AC2, Class II-A, 5.00% 2034                       28,950           28,772
Tower Ventures, LLC, Series 2004-1, Class A, 3.711% 2034(2)                                                 21,391           21,302
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026(2)                                                  17,148           18,608
Prudential Mortgage Capital Funding, LLC, Series ROCK 2001-C1, Class A-2, 6.605% 2034                       15,555           17,436
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025                                      3,750            4,356
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-4, 6.462% 2031                                     7,505            8,343
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.207% 2030(3)                                    10,000           10,888
Residential Funding Mortgage Securities I, Inc., Series 2004-SA1, Class A-II, 4.361% 2034(3)                 9,867            9,783
Countrywide Alternative Loan Trust, Series 2004-14T2, Class A-6, 5.50% 2034                                  8,807            8,905
LB Commercial Mortgage Trust, Series 1998-C1, Class A-3, 6.48% 2030                                          7,400            7,916
Hilton Hotel Pool Trust, Series 2000-HLTA, Class A-1, 7.055% 2015(2)                                         6,964            7,513
GGP Mall Properties Trust, Series 2001-GGP1, Class A-2, 5.007% 2011(2)                                       7,296            7,473
Wells Fargo Mortgage Backed Securities Trust, Series 2003-B, Class A-1, 4.15% 2033(3)                        7,322            7,276
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015(2)                                           6,429            6,895
Meristar Commercial Mortgage Trust, Series 1999-C1, Class A-1, 7.28% 2016(@)                                 6,223            6,704
Bank of America, NA and First Union National Bank Commercial Mortgage Trust,
    Series 2001-3, Class A-1, 4.89% 2037                                                                     4,947            5,062
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030                                        4,797            4,972
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class F, 7.782% 2036(3)                           4,000            4,342
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032                                       3,750            4,070
PNC Mortgage Securities Corp., Series 1998-10, Class 1-B1, 6.50% 2028                                        3,959            3,954
Chase Manhattan Bank -- First Union National Bank, Commercial Mortgage Trust,
    Series 1999-1, Class C, 7.625% 2031                                                                      3,000            3,420
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.551% 2027(2),(3)                              2,537            2,702
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust,
    Series 1998-C2, Class A-1, 6.28% 2035                                                                      834              840
                                                                                                                          2,282,975

FINANCIALS -- 3.71%
USA Education, Inc. 5.625% 2007                                                                             31,995           33,384
SLM Corp., Series A, 3.95% 2008                                                                             12,500           12,523
SLM Corp., Series A, 4.00% 2009                                                                             13,000           13,006
SLM Corp., Series A, 4.00% 2010                                                                             10,250           10,182
SLM Corp., Series A, 5.375% 2013                                                                            13,000           13,469
SLM Corp., Series A, 5.375% 2014                                                                            10,000           10,346
Household Finance Corp. 6.50% 2008                                                                           7,000            7,620
Household Finance Corp. 4.125% 2009                                                                         20,000           19,914
Household Finance Corp. 4.75% 2009                                                                           7,500            7,698
Household Finance Corp. 6.375% 2011                                                                         17,500           19,354
Household Finance Corp. 6.75% 2011                                                                           5,000            5,618
Household Finance Corp. 6.375% 2012                                                                         21,000           23,239
Household Finance Corp. 7.00% 2012                                                                           5,000            5,718
Midland Bank 3.063% Eurodollar note (undated)(3)                                                             4,000            3,480
Washington Mutual, Inc. 7.50% 2006                                                                           3,000            3,188
Washington Mutual, Inc. 5.625% 2007                                                                          4,750            4,949
Washington Mutual, Inc. 4.375% 2008                                                                          7,500            7,622
Washington Mutual, Inc. 4.00% 2009                                                                          17,500           17,464
Washington Mutual, Inc. 2.81% 2010(3)                                                                       12,000           11,999
Washington Mutual, Inc. 4.20% 2010                                                                          26,250           26,176
Washington Mutual Bank, FA 6.875% 2011                                                                       5,000            5,634
Washington Mutual Bank, FA 5.125% 2015                                                                      13,500           13,434
Prudential Financial, Inc. 4.104% 2006                                                                      13,000           13,148
Prudential Insurance Co. of America 6.375% 2006(2)                                                           3,075            3,235
PRICOA Global Funding I, Series 2003-2, 3.90% 2008(2)                                                       16,500           16,481
PRICOA Global Funding I, Series 2004-4, 4.35% 2008(2)                                                       14,000           14,220
PRICOA Global Funding I 4.20% 2010(2)                                                                       16,000           15,988
Prudential Holdings, LLC, Series C, 8.695% 2023(2,5)                                                        19,500           24,826
CIT Group Inc. 3.65% 2007                                                                                   16,280           16,228
CIT Group Inc. 5.50% 2007                                                                                   10,000           10,475
CIT Group Inc. 7.375% 2007                                                                                  11,500           12,424
CIT Group Inc. 4.00% 2008                                                                                    4,000            4,018
CIT Group Inc. 3.375% 2009                                                                                  18,000           17,502
CIT Group Inc. 6.875% 2009                                                                                  11,500           12,791
CIT Group Inc. 7.75% 2012                                                                                    8,500           10,076
XL Capital Finance (Europe) PLC 6.50% 2012                                                                   3,015            3,305
Mangrove Pass Through Trust 6.102% 2033(2,3,5)                                                              66,635           66,341
International Lease Finance Corp. 3.75% 2007                                                                 8,000            8,003
International Lease Finance Corp. 4.35% 2008                                                                19,500           19,723
International Lease Finance Corp. 4.50% 2008                                                                 4,000            4,054
AIG SunAmerica Global Financing VII 5.85% 2008(2)                                                            7,750            8,263
International Lease Finance Corp. 3.50% 2009                                                                 5,000            4,873
International Lease Finance Corp., Series O, 4.55% 2009                                                     10,000           10,116
International Lease Finance Corp. 5.875% 2013                                                               12,850           13,653
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)(2,3)                                                  47,750           52,409
Societe Generale 7.85% (undated)(2,3)                                                                       15,000           16,266
ACE INA Holdings Inc. 5.875% 2014                                                                           42,750           43,875
ACE Capital Trust II 9.70% 2030                                                                             10,000           13,325
EOP Operating LP 7.75% 2007                                                                                  6,500            7,178
EOP Operating LP 6.75% 2008                                                                                 10,495           11,350
EOP Operating LP 4.65% 2010                                                                                 20,500           20,619
EOP Operating LP 8.10% 2010                                                                                  3,750            4,399
EOP Operating LP 6.75% 2012                                                                                  4,125            4,598
EOP Operating LP 4.75% 2014                                                                                  7,500            7,269
Monumental Global Funding Trust II, Series 2001-B, 6.05% 2006(2)                                             5,000            5,143
Monumental Global Funding II, Series 2003-F, 3.45% 2007(2)                                                  15,000           14,965
Monumental Global Funding Trust II, Series 2002-A, 5.20% 2007(2)                                            21,000           21,723
Monumental Global Funding II, Series 2004-B, 3.90% 2009(2)                                                  10,000            9,885
Capital One Bank 8.25% 2005                                                                                 12,000           12,268
Capital One Bank 6.875% 2006                                                                                15,000           15,565
Capital One Bank 4.875% 2008                                                                                20,000           20,556
Allstate Financial Global Funding LLC 5.25% 2007(2)                                                          6,000            6,205
Allstate Financial Global Funding LLC 4.25% 2008(2)                                                         19,250           19,493
Allstate Life Global Funding Trust, Series 2004-1, 4.50% 2009                                               15,000           15,291
Developers Diversified Realty Corp. 3.875% 2009                                                             16,500           16,207
Developers Diversified Realty Corp. 4.625% 2010                                                             23,150           23,002
Simon Property Group, LP 3.75% 2009                                                                         12,500           12,313
Simon Property Group, LP 4.875% 2010(2)                                                                     20,000           20,410
Simon Property Group, LP 4.875% 2010                                                                         5,500            5,610
Genworth Financial, Inc. 2.64% 2007(3)                                                                      22,000           21,989
Genworth Financial, Inc. 4.75% 2009                                                                         13,795           14,137
ReliaStar Financial Corp. 8.00% 2006                                                                         9,250           10,006
ING Security Life Institutional Funding 2.70% 2007(2)                                                       25,000           24,543
MetLife, Inc. 3.911% 2005                                                                                   12,385           12,441
Metropolitan Life Global Funding I, Series 2004-10, 3.375% 2007(2)                                          20,000           19,843
United Dominion Realty Trust, Inc. 6.50% 2009                                                               17,375           18,774
United Dominion Realty Trust, Inc. 5.00% 2012                                                               13,500           13,459
HBOS Treasury Services PLC 3.75% 2008(2)                                                                    10,500           10,492
HBOS PLC 5.375% (undated)(2,3)                                                                              15,000           15,406
Bank of Scotland 7.00% (undated)(2,3)                                                                        4,225            4,572
Colonial Realty LP 6.25% 2014                                                                               23,700           24,958
John Hancock Global Funding II, Series 2002-G, 5.00% 2007(2)                                                10,000           10,313
John Hancock Global Funding II, Series 2004-A, 3.50% 2009(2)                                                14,000           13,698
CNA Financial Corp. 5.85% 2014                                                                              24,000           23,995
Nationwide Life Insurance Co. 5.35% 2007(2)                                                                  6,000            6,215
North Front Pass Through Trust 5.81% 2024(2,3)                                                              10,000           10,119
Nationwide Mutual Insurance Co. 7.875% 2033(2)                                                               5,000            5,976
Assurant, Inc. 5.625% 2014                                                                                  20,000           20,692
J.P. Morgan Chase & Co. 4.50% 2010                                                                          10,000           10,151
J.P. Morgan Chase & Co. 6.625% 2012                                                                          4,500            5,044
J.P. Morgan Chase & Co. 5.75% 2013                                                                           4,000            4,245
JPM Capital Trust I, cumulative capital securities trust, 7.54% 2027                                           750              808
Westfield Capital Corp. Ltd. and WT Finance (Aust) Pty Ltd. and WEA Finance LLC 4.375% 2010(2)              20,000           19,807
Archstone-Smith Operating Trust 5.625% 2014                                                                 17,750           18,475
Kimco Realty Corp., Series C, 4.82% 2011                                                                    15,000           15,089
Kimco Realty Corp. 6.00% 2012                                                                                2,750            2,973
Countrywide Home Loans, Inc., Series M, 4.125% 2009                                                         12,500           12,457
Countrywide Home Loans, Inc., Series L, 4.00% 2011                                                           5,000            4,868
American Express Co. 4.75% 2009                                                                             15,000           15,479
Hospitality Properties Trust 6.75% 2013                                                                     13,345           14,759
Hartford Financial Services Group, Inc. 4.70% 2007                                                           3,750            3,827
Hartford Financial Services Group, Inc. 4.75% 2014                                                          10,000            9,762
Principal Life Insurance Co. 3.20% 2009                                                                     14,000           13,550
New York Life Global Funding 3.875% 2009(2)                                                                 13,500           13,439
Rouse Co. 7.20% 2012                                                                                        12,000           12,994
Federal Realty Investment Trust 6.125% 2007                                                                  4,000            4,222
Federal Realty Investment Trust 4.50% 2011                                                                   8,500            8,284
MBNA America Bank, National Association 7.125% 2012                                                          7,650            8,715
MBNA Corp., Series F, 6.125% 2013                                                                            3,500            3,757
ERP Operating LP 4.75% 2009                                                                                 11,490           11,744
Bank of America Corp. 4.375% 2010                                                                           11,000           11,047
Abbey National PLC 6.70% (undated)(3)                                                                        5,790            6,273
Abbey National PLC 7.35% (undated)(3)                                                                        4,500            4,766
Popular North America, Inc., Series E, 3.875% 2008                                                          11,000           10,995
Downey Financial Corp. 6.50% 2014                                                                           10,000           10,428
United Energy Distribution Pty Ltd., AMBAC insured, 4.70% 2011(2)                                           10,000           10,076
Principal Life Global Funding I 4.40% 2010(2)                                                               10,000            9,988
First Industrial, LP 6.875% 2012                                                                             8,625            9,508
ProLogis Trust 7.05% 2006                                                                                    4,000            4,205
ProLogis Trust 5.50% 2013                                                                                    5,000            5,191
Weingarten Realty Investors, Series A, 5.263% 2012                                                           9,000            9,290
US Bank National Association 2.85% 2006                                                                      9,000            8,928
Travelers Property Casualty Corp. 3.75% 2008                                                                 9,000            8,919
Barclays Bank PLC 6.86% callable perpetual core tier one notes (undated)(2,3)                                3,000            3,385
Barclays Bank PLC 7.375% (undated)(2,3)                                                                      4,000            4,648
National Westminster Bank PLC 7.75% (undated)(3)                                                             7,000            7,664
UFJ Finance Aruba AEC 6.75% 2013                                                                             6,625            7,395
Citigroup Inc. 4.25% 2009                                                                                    7,000            7,082
City National Corp. 5.125% 2013                                                                              7,000            7,082
Bayerische Landesbank, Series F, 2.50% 2006                                                                  7,000            6,927
Zions Bancorporation 6.00% 2015                                                                              6,000            6,409
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007(2)                                           6,000            6,241
Credit Suisse First Boston (USA), Inc. 4.625% 2008                                                           5,000            5,127
Wells Fargo & Co. 3.50% 2008                                                                                 5,000            4,972
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)(2,3)                                        4,000            4,475
Bank of Nova Scotia 2.115% Eurodollar note 2085(3)                                                           4,000            3,343
Den Norske CreditBank 2.65% (undated)(3)                                                                     3,000            2,630
Canadian Imperial Bank of Commerce 2.125% Eurodollar note 2085(3)                                            1,600            1,334
                                                                                                                          1,670,089

CONSUMER DISCRETIONARY -- 2.74%
General Motors Acceptance Corp. 2.97% 2007(3)                                                               25,000           24,746
General Motors Acceptance Corp. 7.75% 2010                                                                  27,250           29,278
General Motors Acceptance Corp. 6.875% 2011                                                                 58,000           59,517
General Motors Acceptance Corp. 7.25% 2011                                                                   5,000            5,241
General Motors Acceptance Corp. 7.00% 2012                                                                  48,500           50,041
General Motors Acceptance Corp. 4.56% 2014(3)                                                               15,000           14,742
General Motors Acceptance Corp. 8.00% 2031                                                                  20,750           21,388
General Motors Corp. 7.20% 2011                                                                             30,000           30,807
Ford Motor Credit Co. 6.50% 2007                                                                             6,000            6,242
Ford Motor Credit Co. 6.75% 2008                                                                             2,700            2,842
Ford Motor Credit Co. 7.375% 2009                                                                           95,750          103,387
Ford Motor Credit Co. 3.93% 2010(3)                                                                          5,000            4,999
Ford Motor Credit Co. 7.875% 2010                                                                           50,000           55,149
Ford Motor Credit Co. 7.375% 2011                                                                           34,250           36,958
Ford Motor Co. 7.45% 2031                                                                                   15,550           15,684
Clear Channel Communications, Inc. 6.00% 2006                                                                2,000            2,081
Clear Channel Communications, Inc. 4.625% 2008                                                              15,000           15,242
Chancellor Media Corp. of Los Angeles 8.00% 2008                                                            19,500           21,913
Clear Channel Communications, Inc. 7.65% 2010                                                                5,000            5,696
Clear Channel Communications, Inc. 5.75% 2013                                                               13,000           13,454
Clear Channel Communications, Inc. 5.50% 2014                                                               33,500           33,692
Cox Communications, Inc. 7.75% 2006                                                                         10,000           10,641
Cox Communications, Inc. 4.625% 2010(2)                                                                     32,500           32,461
Cox Communications, Inc. 7.75% 2010                                                                         15,000           17,203
Cox Communications, Inc. 4.625% 2013                                                                         9,000            8,624
Cox Communications, Inc. 5.45% 2014(2)                                                                      22,500           22,542
Time Warner Inc. 8.18% 2007                                                                                  3,000            3,334
AOL Time Warner Inc. 6.875% 2012                                                                            56,500           64,439
AOL Time Warner Inc. 7.625% 2031                                                                            13,000           15,776
DaimlerChrysler North America Holding Corp. 6.40% 2006                                                       9,000            9,366
DaimlerChrysler North America Holding Corp. 4.05% 2008                                                       7,250            7,241
DaimlerChrysler North America Holding Corp. 4.75% 2008                                                      10,000           10,221
DaimlerChrysler North America Holding Corp. 7.20% 2009                                                       3,000            3,342
DaimlerChrysler North America Holding Corp. 7.75% 2011                                                      13,160           15,194
DaimlerChrysler North America Holding Corp. 7.30% 2012                                                      10,750           12,221
DaimlerChrysler North America Holding Corp. 6.50% 2013                                                      12,000           13,037
May Department Stores Co. 3.95% 2007                                                                        20,500           20,547
May Department Stores Co. 4.80% 2009                                                                        38,360           39,044
Viacom Inc. 5.625% 2007                                                                                      7,500            7,846
Viacom Inc. 7.70% 2010                                                                                       8,000            9,373
Viacom Inc. 6.625% 2011                                                                                     35,000           39,352
Toll Brothers, Inc. 6.875% 2012                                                                             17,750           19,813
Toll Brothers, Inc. 4.95% 2014                                                                              35,000           34,327
Comcast Cable Communications, Inc. 8.375% 2007                                                              19,000           21,024
Comcast Cable Communications, Inc. 6.875% 2009                                                              13,000           14,456
Comcast Corp. 6.50% 2015                                                                                     2,500            2,784
TCI Communications, Inc. 8.75% 2015                                                                          2,670            3,412
Pulte Homes, Inc. 4.875% 2009                                                                               21,625           21,938
Pulte Homes, Inc. 6.25% 2013                                                                                 5,000            5,328
Pulte Homes, Inc. 7.875% 2032                                                                               10,250           12,127
Liberty Media Corp. 7.75% 2009                                                                               4,000            4,442
Liberty Media Corp. 7.875% 2009                                                                             18,000           20,080
Liberty Media Corp. 8.25% 2030                                                                               5,250            5,987
Harrah's Operating Co., Inc. 5.50% 2010                                                                     27,315           28,308
Hyatt Equities, LLC 6.875% 2007(2)                                                                          22,760           23,960
Univision Communications Inc. 2.875% 2006                                                                   10,000            9,872
Univision Communications Inc. 3.875% 2008                                                                    2,700            2,679
Univision Communications Inc. 7.85% 2011                                                                     7,000            8,270
Cox Radio, Inc. 6.625% 2006                                                                                 17,495           18,031
Centex Corp. 4.75% 2008                                                                                     15,000           15,314
Jones Apparel Group, Inc. 4.25% 2009(2)                                                                     15,000           14,964
Office Depot, Inc. 6.25% 2013                                                                               10,740           11,479
MDC Holdings, Inc. 5.50% 2013                                                                                5,000            5,085
Carnival Corp. 3.75% 2007                                                                                    5,000            5,009
Lennar Corp. 5.95% 2013                                                                                      4,000            4,243
Gannett Co., Inc. 4.95% 2005                                                                                 4,125            4,146
                                                                                                                          1,231,981

ASSET-BACKED OBLIGATIONS(5) -- 2.04%
CWABS, Inc., Series 2004-10, Class AF-4, 4.506% 2032                                                        10,000            9,934
CWABS, Inc., Series 2004-15, Class AF-4, 4.614% 2032                                                         3,500            3,490
CWABS, Inc., Series 2004-9, Class AF-4, 4.649% 2032                                                          6,741            6,736
CWABS, Inc., Series 2004-12, Class 2-AV-2, 2.698% 2033(3)                                                   10,000           10,006
CWABS, Inc., Series 2004-15, Class 2-AV-2, 2.69% 2034(3)                                                    30,000           30,000
CWABS, Inc., Series 2004-BC1, Class M-1, 2.918% 2034(3)                                                     14,000           14,009
CWABS, Inc., Series 2004-10, Class AF-6, 4.485% 2034                                                        16,000           15,798
Residential Asset Securities Corp. Trust, Series 2003-KS10, Class A-I-2, 2.71% 2026                          9,200            9,171
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031                          12,000           12,313
Residential Asset Securities Corp. Trust, Series 2004-KS9, Class A-I-4, FGIC insured, 4.61% 2034            10,000            9,998
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-II, 2.718% 2033(3)                        5,334            5,342
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033                           8,500            8,551
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-I-2, 2.64% 2035(3)                      23,000           22,984
Wells Fargo Home Equity Trust, Series 2004-2, Class AI-5, 4.89% 2028                                        48,600           49,033
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-5, FGIC insured, 5.25% 2034                   10,000           10,214
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-6, FGIC insured, 5.65% 2034                   34,977           35,715
Residential Asset Mortgage Products Trust, Series 2003-RS1, Class A-I-3, 3.495% 2028                            47               47
Residential Asset Mortgage Products Trust, Series 2004-RS3, Class A-I-2, 3.052% 2029                        12,000           11,854
Residential Asset Mortgage Products Trust, Series 2003-RZ4, Class A-7, 4.79% 2033(3)                         8,500            8,537
Residential Asset Mortgage Products Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033                        9,000            9,025
Residential Asset Mortgage Products Trust, Series 2003-RS9, Class A-I-7, 5.06% 2033                         13,381           13,536
Metris Master Trust, Series 2000-1, Class A, 2.71% 2008(3)                                                  10,000           10,007
Metris Master Trust, Series 2001-2, Class A, 2.73% 2009(3)                                                  30,500           30,444
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009(2)                            3,602            3,563
CPS Auto Receivables Trust, Series 2002-B, Class A-2, XLCA insured, 3.50% 2009(2)                            1,258            1,262
CPS Auto Receivables Trust, Series 2003-D, Class A-2, FSA insured, 3.56% 2010(2)                             9,998            9,986
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011(2)                           20,000           19,962
Morgan Stanley Capital I, Inc., Series 2004-OP1, Class A-2B, 2.708% 2034(3)                                 17,000           17,011
Morgan Stanley Capital I, Inc., Series 2004-NC3, Class M-1, 2.948% 2034(3)                                  15,000           15,010
Ameriquest Mortgage Securities Inc., Series 2004-R4, Class M-1, 2.968% 2034(3)                              30,000           30,012
Drive Auto Receivables Trust, Series 2002-1, Class A-4, MBIA insured, 4.09% 2008(2)                          7,000            7,066
Drive Auto Receivables Trust, Series 2004-A, Class A-4, MBIA insured, 4.14% 2010(2)                         22,000           22,234
AmeriCredit Automobile Receivables Trust, Series 2003-C-F, Class A-4, FSA insured, 3.48% 2010               15,000           15,024
AmeriCredit Automobile Receivables Trust, Series 2004-A-F, Class A-4, FSA insured, 2.87% 2011               14,000           13,827
Long Beach Acceptance Auto Receivables Trust, Series 2002-A, Class A-3, FSA insured, 3.175% 2006               726              726
Long Beach Acceptance Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 2.841% 2010(3          10,000            9,872
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, 3.777% 2011                         17,150           17,153
Drivetime Auto Owner Trust, Series 2004-A, Class A-3, XLCA insured, 2.419% 2008(2)                          15,000           14,794
Drivetime Auto Owner Trust, Series 2003-C, Class A-3, MBIA insured, 2.715% 2009(2)                          12,000           11,947
Prestige Auto Receivables Trust, Series 2003-1, Class A-2, FSA insured, 2.41% 2010(2)                        3,461            3,444
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured, 3.69% 2011(2)                       20,000           20,033
MMCA Auto Owner Trust, Series 2001-2, Class B, 5.75% 2007                                                      900              907
MMCA Auto Owner Trust, Series 2001-4, Class B, 4.84% 2008                                                    1,460            1,467
MMCA Auto Owner Trust, Series 2002-4, Class A-4, 3.05% 2009                                                  7,000            6,960
MMCA Auto Owner Trust, Series 2002-2, Class A-4, 4.30% 2010                                                 12,800           12,854
WFS Financial Owner Trust, Series 2002-3, Class A-4, 3.50% 2010                                              5,000            5,021
WFS Financial Owner Trust, Series 2004-1, Class C, 2.49% 2011                                                4,722            4,669
WFS Financial Owner Trust, Series 2004-1, Class A-4, 2.81% 2011                                             12,000           11,837
Impac CMB Trust, Series 2004-6, Class 1-A-1, 2.818% 2034(3)                                                 12,014           12,014
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 3.018% 2034(3)                                            9,278            9,312
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 2.71% 2019(2,3)                                20,207           20,207
Chase Credit Card Owner Trust, Series 2003-4, Class B, 3.053% 2016(3)                                       14,000           14,329
MBNA Credit Card Master Note Trust, Series 2002-1, Class C, 6.80% 2014                                      12,500           13,884
Long Beach Mortgage Loan Trust, Series 2004-A, Class M-1, 2.918% 2024(3)                                    13,250           13,247
Banco Itau SA, Series 2002-2, XLCA insured, 2.73% 2006(2,3)                                                  7,000            6,965
Banco Itau SA, Series 2002, XLCA insured, 2.78% 2007(2,3)                                                    5,667            5,624
First Investors Auto Owners Trust, Series 2003-A, Class A, MBIA insured, 2.58% 2011(2)                      12,694           12,586
Franklin Auto Trust, Series 2002-1, Class A-4, MBIA insured, 4.51% 2010                                     11,481           11,625
Home Equity Asset Trust, Series 2004-2, Class M-1, 2.948% 2034(3)                                           11,000           11,007
Hyundai Auto Receivables Trust, Series 2002-A, Class C, 3.91% 2009(2)                                       10,500           10,534
Capital One Auto Finance Trust, Series 2004-B, Class A-3, MBIA insured, 2.96% 2009                          10,000            9,923
Bear Stearns Asset Backed Securities I Trust, Series 2004-HE11, Class I-A-2, 2.718% 2033(3)                  9,500            9,500
Merrill Lynch Mortgage Investors, Inc., Series 2002-NC1, Class M-1, 3.118% 2033(3)                           4,974            5,003
Merrill Lynch Mortgage Investors, Inc., Series 2002-NC1, Class M-2, 3.618% 2033(3)                           4,000            4,043
CitiFinancial Mortgage Securities Inc., Series 2003-3, Class AF-5, 4.553% 2033                               8,000            7,950
California Infrastructure and Economic Development Bank, Special Purpose Trust, SCE-1,
     Series 1997-1, Class A-6, 6.38% 2008                                                                    2,148            2,216
California Infrastructure and Economic Development Bank, Special Purpose Trust, PG&E-1,
     Series 1997-1, Class A-7, 6.42% 2008                                                                    5,431            5,598
Centex Home Equity Loan Trust, Series 2003-A, Class AF-3, 2.708% 2026                                        2,489            2,485
Centex Home Equity Loan Trust, Series 2003-C, Class AF-6, 4.81% 2033                                         5,000            5,069
Household Automotive Trust, Series 2001-3, Class A-4, 4.37% 2008                                             7,500            7,546
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009                                           7,000            7,452
World Financial Network Credit Card Master Note Trust, Series 2004-A, Class B, 2.903% 2013(3)                7,000            7,032
Triad Automobile Receivables Trust, Series 2002-A, Class A-3, AMBAC insured, 2.62% 2007                      1,949            1,950
Triad Automobile Receivables Trust, Series 2002-A, Class A-3, AMBAC insured, 3.00% 2009(2)                   4,845            4,846
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023                                      6,000            6,181
UPFC Auto Receivables Trust, Series 2004-A, Class A-3, AMBAC insured, 3.27% 2010                             6,150            6,129
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2-B, 2.73% 2035(3)            6,000            6,002
Providian Master Trust, Series 2000-1, Class C, 3.568% 2009(2,3)                                             6,000            5,988
Saxon Asset Securities Trust, Series 2004-2, Class AF-5, 4.99% 2035                                          5,850            5,972
Popular ABS Mortgage Pass Through Trust, Series 2004-4, Class AF-4, 4.628% 2034                              5,650            5,656
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011(2)                               5,250            5,609
SeaWest Securitization, LLC, Series 2003-A, Class A-2, XLCA insured, 2.84% 2009(2)                           5,105            5,102
Nordstrom Credit Card Master Note Trust, Series 2002-1, Class B, 3.103% 2010(2,3)                            5,000            5,038
Structured Asset Investment Loan Trust, Series 2004-BNC2, Class A4, 2.738% 2034(3)                           4,450            4,492
Pass-through Amortizing Credit Card Trusts, Series 2002-1A, Class A-2FX, 4.685% 2012(2)                      2,209            2,217
Pass-through Amortizing Credit Card Trusts, Series 2002-1A, Class A-3FX, 6.298% 2012(2)                      1,817            1,821
Household Private Label Credit Card Master Note Trust I, Series 2002-1, Class B, 2.953% 2011(3)              4,000            4,010
Financial Pacific Funding II, LLC, Series 2003-A, Class A, FSA insured, 2.29% 2009(2)                        3,974            3,932
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured, 3.03% 2010                           3,098            3,102
CIT Equipment Collateral, Series 2002-VT1, Class B, 3.97% 2009                                                 929              928
CIT Equipment Collateral, Series 2002-VT1, Class C, 4.44% 2009                                               1,885            1,886
Chase Funding Trust, Series 2003-1, Class IA-3, 3.14% 2023                                                   2,303            2,301
GRCT Consumer Loan Trust, Series 2001-1A, Class 2BRV, 6.251% 2020(2)                                         2,128            2,203
Conseco Finance Manufactured Housing Contract Trust, Series 2001-3, Class A-2, 5.16% 2033                    1,224            1,232
ACLC Business Loan Receivables Trust, Series 2002-1, Class A-1, 5.408% 2022(2)                                 718              718
Duck Auto Owner Trust, Series 2002-B, Class A, XLCA insured, 2.985% 2007(2)                                    388              388
Green Tree Home Improvement and Home Equity Loan Trust, Series 1996-C, Class HI-B1, 7.75% 2021                  87               87
                                                                                                                            916,326

TELECOMMUNICATION SERVICES -- 1.71%
Sprint Capital Corp. 4.78% 2006                                                                              6,000            6,117
Sprint Capital Corp. 6.375% 2009                                                                               750              815
Sprint Capital Corp. 7.625% 2011                                                                            64,250           74,689
Sprint Capital Corp. 8.375% 2012                                                                            35,000           42,695
Sprint Capital Corp. 6.90% 2019                                                                             11,650           13,063
Sprint Capital Corp. 6.875% 2028                                                                             5,000            5,491
SBC Communications Inc. 4.125% 2009                                                                         52,420           52,380
SBC Communications Inc. 5.10% 2014                                                                          57,500           58,145
SBC Communications Inc. 5.625% 2016                                                                         25,000           25,881
Deutsche Telekom International Finance BV 8.50% 2010(3)                                                     33,750           40,254
Deutsche Telekom International Finance BV 5.25% 2013                                                        30,000           30,911
BellSouth Corp. 4.20% 2009                                                                                  60,250           60,471
BellSouth Corp. 4.75% 2012                                                                                   5,000            5,039
Cingular Wireless LLC 5.625% 2006                                                                            5,000            5,195
TeleCorp PCS, Inc. 10.625% 2010                                                                              4,750            5,178
AT&T Wireless Services, Inc. 7.875% 2011                                                                    12,170           14,362
AT&T Wireless Services, Inc. 8.125% 2012                                                                    25,230           30,543
British Telecommunications PLC 7.00% 2007                                                                   10,000           10,729
British Telecommunications PLC 8.375% 2010(3)                                                               28,500           34,266
Vodafone Group PLC 7.75% 2010                                                                               25,000           29,043
Vodafone Group PLC 5.375% 2015                                                                              14,500           15,098
Telecom Italia Capital SA, Series A, 4.00% 2008                                                             20,000           19,941
Telecom Italia Capital SA 4.95% 2014(2)                                                                     21,250           20,859
AT&T Corp. 9.05% 2011(3)                                                                                    30,000           34,687
Verizon Global Funding Corp. 7.25% 2010                                                                     30,000           34,412
Koninklijke KPN NV 8.00% 2010                                                                               27,500           32,497
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                             27,375           28,368
France Telecom 8.50% 2011(3)                                                                                17,250           20,603
PCCW-HKT Capital Ltd. 8.00% 2011(2,3)                                                                       10,000           11,717
Singapore Telecommunications Ltd. 7.375% 2031(2)                                                             5,000            6,126
                                                                                                                            769,575

INDUSTRIALS -- 1.14%
General Electric Capital Corp., Series A, 5.00% 2007                                                       $20,000        $  20,686
General Electric Capital Corp., Series A, 5.375% 2007                                                        7,000            7,275
General Electric Capital Corp., Series A, 3.50% 2008                                                        13,000           12,913
General Electric Capital Corp., Series A, 6.00% 2012                                                         8,000            8,733
General Electric Co. 5.00% 2013                                                                             23,000           23,636
Tyco International Group SA 6.125% 2008                                                                      8,000            8,627
Tyco International Group SA 6.375% 2011                                                                     42,425           46,905
Cendant Corp. 6.875% 2006                                                                                   10,835           11,403
Cendant Corp. 6.25% 2008                                                                                    11,750           12,548
Cendant Corp. 7.375% 2013                                                                                   22,000           25,490
Union Pacific Railroad Co. Pass Through Trust, Series 2004-2, 5.214% 2014(2,5)                              10,000           10,044
Union Pacific Railroad Co. Pass Through Trust, Series 2002-1, 6.061% 2023(5)                                 6,775            7,362
Union Pacific Railroad Co. Pass Through Trust, Series 2004-1, 5.404% 2025(5)                                20,000           20,464
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011(2,5)                                        14,835           16,112
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013(2,5)                          15,025           16,658
Hutchison Whampoa International Ltd. 7.00% 2011(2)                                                           3,500            3,916
Hutchison Whampoa International Ltd. 6.50% 2013(2)                                                          11,500           12,417
Hutchison Whampoa International Ltd. 6.25% 2014(2)                                                          10,000           10,553
Hutchison Whampoa Finance Ltd., Series B, 7.45% 2017(2)                                                      2,750            3,112
John Deere Capital Corp. 3.90% 2008                                                                          7,500            7,559
John Deere Capital Corp., Series D, 3.75% 2009                                                              12,000           11,926
Deere & Co. 8.95% 2019                                                                                       7,760            9,160
Northrop Grumman Corp. 4.079% 2006                                                                          25,000           25,264
Northwest Airlines, Inc., Series 2001-1, Class A-2, 6.841% 2012                                              3,000            3,022
Northwest Airlines, Inc., Series 1999-2, Class A, 7.575% 2020(5)                                             5,529            5,716
Northwest Airlines, Inc., Series 1999-3, Class G, 7.935% 2020(5)                                             8,486            9,293
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.264% 2021(5)                             1,918            1,977
Northwest Airlines, Inc., Series 2001-1, Class A-1, 7.041% 2023(5)                                           4,340            4,364
Bombardier Inc. 6.30% 2014(2)                                                                               26,820           23,400
Raytheon Co. 6.50% 2005                                                                                      2,406            2,449
Raytheon Co. 4.85% 2011                                                                                     20,000           20,519
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011                                            5,000            4,908
Continental Airlines, Inc., Series 1999-2, Class A-2, 7.056% 2011(5)                                         3,085            3,172
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019(5)                                           2,537            2,466
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019(5)                                            2,065            2,071
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 2020(5)                                           6,520            5,701
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021(5)                                         1,895            1,940
American Airlines, Inc., Series 2003-1, Class G, AMBAC insured, 3.857% 2010(5)                               7,825            7,716
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012(5)                                            6,016            6,167
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013                                               5,000            5,171
Southwest Airlines Co. 6.50% 2012                                                                           11,500           12,657
Southwest Airlines Co. 5.25% 2014                                                                            5,000            5,028
Caterpillar Inc. 4.50% 2009                                                                                 15,000           15,330
Canadian National Railway Co. 4.25% 2009                                                                     9,550            9,636
Waste Management, Inc. 6.50% 2008                                                                            8,500            9,263
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012                                                  3,300            3,257
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 2013                                                 5,000            4,916
America West Airlines, Inc., Series 2000-1, Class G, AMBAC insured, 8.057% 2022(5)                           3,684            4,032
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2002-1, 5.943% 2022(5)               3,719            3,998
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023(2,5)             2,257            2,346
                                                                                                                            513,278

MATERIALS -- 0.76%
International Paper Co. 4.00% 2010                                                                          15,000           14,723
International Paper Co. 6.75% 2011                                                                          15,000           16,840
International Paper Co. 5.85% 2012                                                                          10,000           10,672
International Paper Co. 5.50% 2014                                                                          13,000           13,453
International Paper Co. 5.25% 2016                                                                          20,000           20,007
Norske Skogindustrier ASA 7.625% 2011(2)                                                                    19,730           22,623
Norske Skogindustrier ASA 6.125% 2015(2)                                                                    26,950           27,988
Norske Skogindustrier ASA 7.125% 2033(2)                                                                    11,800           12,919
Alcan Inc. 5.20% 2014                                                                                       37,000           38,032
Weyerhaeuser Co. 5.95% 2008                                                                                  6,330            6,784
Weyerhaeuser Co. 5.25% 2009                                                                                 15,111           15,796
Weyerhaeuser Co. 6.75% 2012                                                                                 12,000           13,542
Packaging Corp. of America 4.375% 2008                                                                       4,000            4,021
Packaging Corp. of America 5.75% 2013                                                                       29,000           29,959
ICI Wilmington, Inc. 4.375% 2008                                                                             2,780            2,798
ICI Wilmington, Inc. 5.625% 2013                                                                            22,100           22,929
Temple-Inland Inc. 7.875% 2012                                                                              19,500           23,112
Dow Chemical Pass Through Trust, Series 2004, 4.027% 2009(2,5)                                              23,325           22,803
SCA Coordination Center NV 4.50% 2015(2)                                                                    18,000           17,281
Scotia Pacific Co. LLC, Series B, Class A-3, 7.71% 2028                                                      4,675            3,413
                                                                                                                            339,695

UTILITIES -- 0.69%
Duke Capital Corp. 4.331% 2006                                                                               9,700            9,826
Duke Capital Corp. 4.37% 2009                                                                               21,075           21,232
Duke Capital Corp. 6.25% 2013                                                                               10,000           10,825
Duke Capital Corp. 5.50% 2014                                                                                9,000            9,212
Duke Energy Corp. First and Refunding Mortgage Bonds 4.50% 2010                                              2,250            2,279
PSEG Power LLC 3.75% 2009                                                                                   14,700           14,489
PSEG Power LLC 7.75% 2011                                                                                   15,000           17,512
PSEG Power LLC 5.00% 2014                                                                                   13,250           13,179
Pacific Gas and Electric Co., First Mortgage Bonds, 3.60% 2009                                               9,500            9,351
Pacific Gas and Electric Co., First Mortgage Bonds, 4.80% 2014                                              11,500           11,481
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034                                              20,000           20,845
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                                  7,785            8,068
Dominion Resources, Inc., Series 2002-D, 5.125% 2009                                                         6,250            6,474
Virginia Electric and Power Co., Series 2003-B, 4.50% 2010                                                   3,500            3,530
Dominion Resources, Inc., Series 2002-B, 6.25% 2012                                                          8,250            9,021
Dominion Resources, Inc., Series E, 6.30% 2033                                                               4,000            4,174
Exelon Generation Co., LLC 6.95% 2011                                                                       19,520           22,062
NiSource Finance Corp. 7.625% 2005                                                                          10,000           10,366
NiSource Finance Corp. 6.15% 2013                                                                            6,000            6,515
Consolidated Edison Co. of New York, Inc., Series 2004-C, 4.70% 2009                                        15,000           15,434
Cilcorp Inc. 8.70% 2009                                                                                     13,000           15,333
TXU Corp., Series O, 4.80% 2009(2)                                                                           5,000            5,014
Oncor Electric Delivery Co. 6.375% 2012                                                                      8,600            9,499
SP PowerAssets Ltd. 3.80% 2008(2)                                                                           11,500           11,505
Constellation Energy Group, Inc. 6.125% 2009                                                                 8,750            9,477
Appalachian Power Co., Series G, 3.60% 2008                                                                  9,000            8,899
Alabama Power Co., Series U, 2.65% 2006                                                                      7,000            6,963
Kern River Funding Corp. 4.893% 2018(2,5)                                                                    6,496            6,630
Tri-State Generation and Transmission Association Inc., Pass Through Trust,
     Series 2003-A, 6.04% 2018(2,5)                                                                          5,365            5,671
Israel Electric Corp. Ltd. 7.75% 2009(2)                                                                     5,000            5,573
                                                                                                                            310,439

INFORMATION TECHNOLOGY -- 0.40%
Motorola, Inc. 4.608% 2007                                                                                  40,000           40,817
Motorola, Inc. 8.00% 2011                                                                                   38,820           46,490
Motorola, Inc. 5.22% 2097                                                                                   10,314            8,353
Electronic Data Systems Corp. 7.125% 2009                                                                   12,500           13,781
Electronic Data Systems Corp., Series B, 6.50% 2013(3)                                                      63,250           66,895
Jabil Circuit, Inc. 5.875% 2010                                                                              5,000            5,269
                                                                                                                            181,605

HEALTH CARE -- 0.37%
Aetna Inc. 7.375% 2006                                                                                     $24,486        $  25,497
Aetna Inc. 7.875% 2011                                                                                      14,125           16,552
Wyeth 4.375% 2008(3)                                                                                        10,000           10,169
Wyeth 5.50% 2013(3)                                                                                         13,500           14,054
Amgen Inc. 4.00% 2009(2)                                                                                    21,000           20,958
UnitedHealth Group Inc. 7.50% 2005                                                                           4,750            4,903
UnitedHealth Group Inc. 3.75% 2009                                                                          15,000           14,773
Humana Inc. 7.25% 2006                                                                                      14,900           15,692
Hospira, Inc. 4.95% 2009                                                                                    15,000           15,338
Columbia/HCA Healthcare Corp. 8.85% 2007                                                                     6,000            6,475
HCA Inc. 5.75% 2014                                                                                          9,000            8,734
Cardinal Health, Inc. 6.75% 2011                                                                             7,750            8,536
Schering-Plough Corp. 5.30% 2013                                                                             6,250            6,544
                                                                                                                            168,225

MUNICIPALS -- 0.35%
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2003-A1, 5.00% 2021                                                                             14,995           15,137
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2003-A1, 6.25% 2033                                                                             41,570           41,634
State of New Jersey, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2003, 4.375% 2019                                                                               15,400           15,367
State of New Jersey, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2003, 6.125% 2024                                                                                5,000            4,949
State of New Jersey, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2002, 5.75% 2032                                                                                10,190            9,737
State of South Dakota, Educational Enhancement Funding Corp. Tobacco Settlement Asset-backed Bonds,
     Series 2002-A, Class A, 6.72% 2025                                                                     20,806           19,993
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     6.125% 2027                                                                                            14,470           14,452
State of California, Dept. of Water Resources, Power Supply Revenue Bonds, Series 2002-E, 4.33% 2006         9,040            9,134
State of Louisiana, Tobacco Settlement Authority, Asset-backed Bonds, Series 2001-B, 5.50% 2030              7,100            6,653
Texas Public Financing Authority, Unemployment Compensation Obligation Assessment, Revenue Bonds,
     Series 2003-B, 2.875% 2006                                                                              6,000            5,925
Los Angeles County (California) Metropolitan Transportation Authority, General Revenue Refunding Bonds
     (Workers' Compensation Funding Program), Series 2003, AMBAC insured, 4.17% 2009                         5,000            5,032
State of New York, Sales Tax Asset Receivable Corp., Taxable Revenue Bonds,
     Series 2005-B, FGIC insured, 4.06% 2010                                                                 5,000            4,953
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2001-A, Class A, 6.36% 2025                                                                      4,588            4,522
                                                                                                                             157,488

CONSUMER STAPLES -- 0.22%
CVS Corp. 4.00% 2009                                                                                         5,000            4,982
CVS Corp. 6.117% 2013(2,5)                                                                                  10,120           10,737
CVS Corp. 5.789% 2026(2,5)                                                                                  21,524           22,367
CVS CORP 5.298% 2027(2,5)                                                                                   29,250           29,240
SUPERVALU INC. 7.50% 2012                                                                                   14,750           17,241
Unilever Capital Corp. 5.90% 2032                                                                           10,000           10,612
Costco Wholesale Corp. 5.50% 2007                                                                            4,750            4,941
                                                                                                                            100,120

ENERGY -- 0.12%
Sunoco, Inc. 4.875% 2014                                                                                    19,250           19,071
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009(2,5)                                                  15,361           15,100
Pemex Finance Ltd. 9.69% 2009(5)                                                                             9,842           11,243
Devon Financing Corp., ULC 6.875% 2011                                                                       5,000            5,671
OXYMAR 7.50% 2016(2)                                                                                         4,000            4,190
                                                                                                                             55,275

NON-U.S. GOVERNMENT -- 0.07%
United Mexican States Government Global 4.625% 2008                                                     $    3,500 $          3,548
United Mexican States Government Global 10.375% 2009                                                         6,500            7,962
United Mexican States Government Global 6.375% 2013                                                         10,000           10,675
State of Qatar 9.75% 2030                                                                                    5,000            7,275
                                                                                                                             29,460


TOTAL BONDS & NOTES (cost: $12,359,440,000)                                                                              12,615,526


SHORT-TERM SECURITIES -- 3.81%

Procter & Gamble Co. 1.98%-2.35% due 1/7-3/9/2005(2)                                                       179,050          178,622
Coca-Cola Co. 2.04%-2.26% due 1/13-2/3/2005(6)                                                             117,600          117,419
Federal Home Loan Bank 2.10%-2.215% due 1/14-2/18/2005(6)                                                  107,100          106,877
Three Pillars Funding, LLC 2.25%-2.35% due 1/5-1/25/2005(2)                                                106,976          106,874
CAFCO LLC 2.04%-2.32% due 1/5-2/14/2005(2,6)                                                                78,765           78,644
Ciesco LLC 2.34% due 2/16/2005                                                                              25,300           25,223
Clipper Receivables Co. LLC 2.33%-2.35% due 1/27-2/18/2005(2,6)                                            100,000           99,753
Variable Funding Capital Corp. 2.17%-2.34% due 1/14-2/9/2005(2)                                             97,700           97,547
Pfizer Inc 2.17%-2.35% due 1/24-2/15/2005(2)                                                                88,100           87,907
Anheuser-Busch Cos. Inc. 1.95%-2.24% due 1/18-2/14/2005(2)                                                  72,694           72,561
Triple-A One Funding Corp. 2.03%-2.345% due 1/20-2/2/2005(2)                                                61,560           61,451
J.P. Morgan Chase & Co. 2.33% due 2/16/2005                                                                 49,750           49,599
Park Avenue Receivables Co. LLC 2.34% due 2/7/2005(2)                                                        9,600            9,576
Edison Asset Securitization LLC 2.11% due 2/4/2005(2,6)                                                     50,000           49,888
General Electric Capital Corp. 2.20% due 1/3/2005                                                            3,600            3,599
Eli Lilly and Co. 2.01%-2.22% due 1/19-2/1/2005(2)                                                          48,000           47,924
Federal Farm Credit Banks 1.94%-2.36% due 1/10-3/23/2005                                                    40,400           40,311
International Bank for Reconstruction and Development 2.26% due 2/17/2005                                   40,000           39,879
U.S. Treasury Bills 1.705%-2.185% due 1/6-3/31/2005                                                         37,800           37,673
Ranger Funding Co. LLC 2.23% due 1/6/2005(2)                                                                35,300           35,287
Gannett Co. 2.19% due 1/21/2005(2)                                                                          35,000           34,955
Colgate-Palmolive Co. 2.25% due 1/26/2005(2)                                                                35,000           34,943
FCAR Owner Trust I 2.30% due 2/7/2005                                                                       30,000           29,926
Private Export Funding Corp. 1.98%-2.00% due 1/19-1/20/2005(2)                                              28,800           28,766
Freddie Mac 2.22% due 2/1/2005                                                                              26,100           26,048
Abbott Laboratories Inc. 2.07% due 1/11/2005(2)                                                             25,000           24,984
First Data Corp. 2.28% due 1/19/2005                                                                        25,000           24,970
SBC Communications Inc. 2.23% due 1/26/2005(2)                                                              25,000           24,960
Exxon Asset Management 2.28% due 1/28/2005(2)                                                               25,000           24,956
Wells Fargo & Co. 2.05% due 1/14/2005                                                                       22,200           22,199
New Center Asset Trust 2.23% due 1/26/2005                                                                  22,000           21,965
Wal-Mart Stores Inc. 2.22% due 2/17/2005(2)                                                                 21,500           21,433
Harley-Davidson Funding Corp. 2.30% due 2/16/2005(2)                                                        15,000           14,955
Harvard University 2.16% due 1/26/2005                                                                      14,000           13,978
Hershey Foods Corp. 2.26% due 2/2/2005(2)                                                                   11,000           10,977
Tenessee Valley Authority 2.15% due 1/20/2005                                                                5,600            5,593

TOTAL SHORT-TERM SECURITIES (cost: $1,712,277,000)                                                                        1,712,222


TOTAL INVESTMENT SECURITIES (cost: $40,250,585,000)                                                                      45,071,753
OTHER ASSETS LESS LIABILITIES                                                                                               (97,740)

NET ASSETS                                                                                                              $44,974,013


"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.


(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $2,599,606,000, which represented 5.78% of the net assets of the fund.
(3) Coupon rate may change periodically.
(4) Index-linked bond whose principal amount moves with a government retail price index.
(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(6) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.


ADR = American Depositary Receipts



REPORT  OF  INDEPENDENT   REGISTERED  PUBLIC  ACCOUNTING  FIRM  ON  SCHEDULE  OF
INVESTMENTS

To the Shareholders and Board of Directors of American Balanced Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Balanced Fund, Inc. (the "Fund") as of December 31, 2004, and for the year then ended and have issued our report thereon dated February 11, 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's investment portfolio (the "Schedule") as of December 31, 2004 appearing in Item 6 of this Form N-CSR. This
Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


DELOITTE & TOUCHE LLP
February 11, 2005
Los Angeles, California


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies
Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.


ITEM 10 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          AMERICAN BALANCED FUND, INC.



                          By /s/ Robert G. O'Donnell
                             Robert G. O'Donnell, Chairman and PEO

                          Date: March 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By /s/ Robert G. O'Donnell
       Robert G. O'Donnell, Chairman and PEO

Date: March 10, 2005



By  /s/ Dayna G. Yamabe
        Dayna G. Yamabe, Treasurer and PFO

Date: March 10, 2005